united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2014

(Unaudited)

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Opportunity Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 451-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2014 – Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2014 – Unaudited

August 2014

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2014 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of 2014 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The bull market in stocks has overcome a number of roadblocks and has now entered the sixth year of its impressive climb. Stocks, bonds, and commodities all rallied in unison during the first half of 2014, which is a scenario that has not occurred since 1993. The New Year brought a return of volatility, but as the year has progressed market activity has become relatively subdued with low trading volume and limited volatility. There has been some dispersion of returns among stocks, as the Dow Jones Industrial Average and the tech-heavy NASDAQ have both lagged the S&P 500 Index this year. Mid cap stocks outperformed large cap, but small cap stocks are still running behind thanks to a pullback in mid-spring. International stocks have also moved forward, buoyed by emerging markets, which are back in positive territory after a weak start to the year. The unexpected drop in interest rates led to solid bond market returns. It was generally forecasted that rates would continue to rise this year if the economy did not lapse into recession, but for a variety of reasons this did not occur. Flaring geopolitical conflicts have grabbed much of the attention this year. While these conflicts dominate the headlines, they have not made much of an impact on U.S. markets. However, resolution of these conflicts is important to investor confidence, the health of the global economy, and the positive economic momentum in the U.S.

The U.S. economy has been making strides and overall is in good shape in comparison to many parts of the world. In May, the U.S. reached the milestone of finally recovering all of the approximately 8 million jobs that were lost in the recession. First quarter GDP came in at a disappointing -2.1%, but blaming the harsh winter weather and some quirks in the data, many investors largely shrugged it off. The GDP report contrasted with a number of other recent economic indicators that are looking healthier, such as manufacturing, employment data, corporate profits, inflation, and loan growth. GDP growth in the U.S. is expected to be approximately 3% in the second half of 2014. Sentiment among consumers and businesses has also been improving, and a flurry of mergers and acquisitions this year is evidence of improving confidence among corporate executives.

Elsewhere, the global economy has also been growing, but the pace has slowed greatly. Given this weakness, central banks remain very accommodative. There is much debate about when these policies should be wound down, and many central banks find themselves facing a difficult choice between two alternatives. Continuation of these policies may provide further fuel to the market rally, but it increases the risk of financial instability. On the other hand, markets have become accustomed to the extremely accommodative policies and will react negatively if rates increase toward normal levels.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

JOHNSON EQUITY INCOME FUND
Performance Review – June 30, 2014 Unaudited

This calendar year through June 30, 2014, the Johnson Equity Income Fund has gained 7.23%. The Fund’s return was slightly ahead of the S&P 500 Index return of 7.14%.

Sector allocations and stock selection provided mixed results in terms of relative performance with respect to contributions during the first half of the year. Having no allocation to the top-performing Utilities sector, which gained over 18% in the first six months, was a detriment to the Fund’s performance. An underweight in the Health Care sector, which gained over 10%, along with overweight positions in the underperforming Industrials and Consumer Staples sectors, also contributed negatively to relative performance. Stock selection was a detriment to performance in the Health Care, Consumer Discretion, and Information Technology sectors. Healthcare supplies distributor Owens & Minor, Target, SAP, and Accenture all had negative returns in the first half. On the positive side, an overweight position in the Energy sector, which gained nearly 13%, benefitted the Fund, along with a meaningful underweight position in the worst-performing Consumer Discretion sector. Stock selection in the Energy and Financials sectors accounted for the greatest positive contributions to relative performance. A good stock selection combined with strong outperformance in select stocks from both sectors, including ConocoPhillips, Schlumberger, and Hess in the Energy sector and PNC, EverBank Financial, and RenaissanceRe Holdings in the Financial sector, contributed positively to relative performance.

During the first half of the year, new additions to the portfolio included reinsurer PartnerRe and EverBank Financial. We also increased the Fund’s holdings in Nestle, Kellogg, JM Smucker, and Nordstrom. Stocks sold from the Fund included Allstate, Becton Dickinson, and Williams Companies. All three stocks were sold due to their valuations exceeding our fair value estimates. Absolute valuations of individual stocks across the market are high compared to history, making it difficult to find value. Selectively, we have found better value and total return potential in stocks in more economically sensitive sectors such as Energy, Industrials, and Information Technology. The Fund’s positioning in the more economically sensitive manufacturing and production areas of the economy is offset somewhat by its underweights in consumer cyclical, basic materials, and higher-beta financial stocks. The increase in weight in several of the Fund’s relatively defensive and less cyclical consumer stocks also acts to balance risk.

The Johnson Equity Income Fund’s investment strategy is to invest in a diversified portfolio consisting mainly of common stocks of high-quality large- and mid-sized companies. The Fund is suited for the conservative equity investor who is unwilling to accept full market risk. The Fund is managed to have lower volatility than the Standard & Poor’s 500 Index. We expect the Fund to have a lower valuation and standard deviation than the overall market and a higher dividend yield. The Fund has a total return focus seeking above-average dividend income plus long-term capital appreciation.

Average Annual Total Returns as of June 30, 2014
	Equity Income Fund	S&P 500 Index
Six Months	7.23%	7.14%
One Year	25.74%	24.61%
Three Years	16.44%	16.58%
Five Years	17.44%	18.83%
Since Inception*	9.02%	7.71%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – June 30, 2014 Unaudited

For the first half of 2014, the Johnson Growth Fund gained 8.58% which outpaced the Standard and Poor’s 500 (S&P 500) return of 7.14%.

The Fund owns stocks in seven of the ten sectors within the S&P 500, with five of those seven outperforming in the first half of the year. The strong performance was largely attributable to the Energy sector, and our stock selection added additional outperformance. In the Energy sector performance was led by Schlumberger ltd., EOG Resources, and Baker Hughes. The Fund’s second biggest source of outperformance came from the Consumer Discretionary sector led by Disney and Michael Kors. Finance, Healthcare and Industrials also added relative outperformance for the Fund. The two sectors which detracted from performance were Consumer Staples and Technology. The largest detractor from performance was the Technology sector, based on both an overweight relative to the S&P 500 and relative underperformance from stock selection. The largest individual contributors to performance were Schlumberger Ltd., EOG Resources, Vertex Pharmaceuticals, Apple, and Baker Hughes. The largest individual detractors from performance were Analogic, IPG Photonics, Legg Mason, The Fresh Market, and Axis.

The Fund has its largest two overweight positions in the Technology and Industrial sectors. We would expect to remain this way given the solid growth opportunities and expectations of better economic conditions throughout the year. Our largest underweight position (where we own stocks) is in the Finance sector, which is consistent with our view of slow growth in the sector going forward. The Fund has no weight in the Materials, Utilities and Telecommunications sectors, and we do not expect that to change.

In the first half of the year we purchased or added to positions in Red Hat, Cabela’s, Vertex Pharmaceuticals, Analogic, and Ruckus Wireless. We reduced or eliminated positions in Teradata, Allstate, Fortinet, and Williams Companies.

The strategy of the Johnson Growth Fund is to invest in a diversified portfolio of attractively valued, quality, growth-oriented companies that we feel can grow revenue and earnings faster than the overall market. The Fund invests primarily in mid and large-cap stocks. The Fund is suited for the growth-oriented investor who is willing to accept full market risk. We expect the Fund to have higher growth and valuation than the overall market and a lower dividend yield.

Average Annual Total Returns as of June 30, 2014
	Growth Fund	S&P 500 Index
Six Months	8.58%	7.14%
One Year	31.33%	24.61%
Three Years	14.51%	16.58%
Five Years	15.55%	18.83%
Ten Years	6.68%	7.78%

Long-term capital growth is the objective of the Johnson Growth Fund, and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON OPPORTUNITY FUND
(FORMERLY DISCIPLINED MID-CAP FUND)
Performance Review – June 30, 2014 Unaudited

The Johnson Opportunity Fund (formerly the Johnson Disciplined Mid-Cap Fund) had a total return of 3.77% through the first half of 2014, trailing both the Russell 2500 Index’s 5.95% return and the Russell Midcap Index’s 8.67% return.

The bull market entered into its fifth year in March, and the Russell 2500 index closed in June at record highs, pushing price-to-earnings ratios to 14 year highs. Low quality stocks were in favor with investors, challenging the Fund’s high quality bent. Positioning in the Consumer sectors was also a detriment, due to both an overweight position in the underperforming sectors and poor security selection during the period.

Many of the Fund’s greatest performance contributors in 2013 were significant laggards in the first half of 2014, as investors aggressively took profits in these winners. In fact, the Fund owned six of the twenty worst performance detractors in the Russell 2500 in the first half of the year, and all six of these delivered considerable returns for the Fund in 2013. For example, 2013’s top two contributors, Nu Skin Enterprises and Herbalife Ltd. are the two worst performers for the Fund through the first six months of 2014. Both are multi-level marketing companies, which is a controversial sales model that has grabbed the attention of short sellers and government regulators. Other notable negative contributors included NeuStar, a telecommunications technology service provider that is at risk of losing a key government-awarded contract, and GNC Holdings, a retailer of health products, such as vitamins, facing greater competition from online retailers. All of these holdings are challenged by key business risks, and the Fund is evaluating the severity of those risks in balance with the potential valuation opportunity.

The Fund’s top two contributors for the year were beneficiaries of a U.S. oil and natural gas boom: U.S. Silica, which provides proppant used in shale drilling, and Trinity Industries, which sells rail cars used to transport oil from the drilling fields to the refineries. Many other top performers had favorable results driven by the oil & gas business, including Helmerich & Payne, Westlake Chemical, Superior Energy Services, and Patterson-UTI Energy. Although the Energy sector is a relatively small portion of the small and medium sized company universe (SMID-cap), the ramifications of its growth are broader for the health of the economy. North America is likely to be energy independent by 2020, which would materially increase its domestic manufacturing competitiveness.

Effective May 1st, the Johnson Disciplined Mid-Cap Fund (JMIDX) was renamed the Johnson Opportunity Fund (JOPPX), and the Russell 2500, a well-recognized index for SMID-cap funds, was adopted as the benchmark. The Fund continues to seek high quality companies that exhibit a combination of productive capital allocation, a strong competitive position, financial strength, and high earnings quality. With a broader focus that now includes small-cap stocks; the Fund is looking to find more opportunities in less familiar, underappreciated quality stocks.

Average Annual Total Returns as of June 30, 2014
	Opportunity Fund	Russell 2500 Index	Russell Midcap Index
Six Months	3.77%	5.95%	8.67%
One Year	25.37%	25.58%	26.85%
Three Years	12.72%	15.51%	16.09%
Five Years	20.61%	21.63%	22.07%
Ten Years	9.32%	9.78%	10.43%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell Midcap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell Midcap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – June 30, 2014 Unaudited

The Johnson Realty Fund posted a rate of return of 16.67% for the first half of the year ending June 30, 2014 compared to a return of 16.25% for the National Association of Real Estate Investment Trust Index (NAREIT Index).

Real Estate Investment Trusts (REITs) experienced a strong rally in the first half of 2014, after underperforming the broader equity market by a wide margin in 2013. The primary drivers of the rally were the decline in interest rates, which drove investors to seek out yield, and the belief that the domestic economy will improve.

REITs have been one of the main beneficiaries of the low interest environment for three primary reasons: (1.) lower interest rates on other investment options makes the dividend yield on REITs more attractive; (2.) these companies remain capital dependent and benefit from the lower interest expense; and (3.) low interest rates should provide a stimulus for future growth in the economy. However as interest rates rise, other yield investments start to gain greater appeal and the cost of capital for REITs rises. REITs historically perform best in flat to declining interest rate environments, which is the environment we have seen over the past several years (although this history appears to be starting to reverse). Rising interest rates provide near term headwind for REITs, but can be offset by improving economic activity.

The Johnson Realty Fund experienced slightly better performance than the NAREIT Index. Overall property type allocation was fairly neutral. Our slight underweight in Apartments and overweight in Timber names hurt portfolio performance. Apartments were the best returning property type, up 23.5%, while Timber was the worst, up only 6.1%.

Overall security selection was a slight positive. The Fund did have over 15 names that posted returns greater than 20% in the first half of 2014. Conversely, 8 names delivered returns less than 10%. Plum Creek Timber (PCL) was one of the worst performing holdings, down 1%. Weyerhaeuser (WY), also a Timber related holding, gained 6%. Essex Property Trust (ESS), an Apartment REIT, provide a positive 30.7% return, one of the best performers in the portfolio.

REITs possess lower correlation relative to other asset classes, which provides portfolio diversification benefits. As interest rates rise, the outlook for other yield producing assets may improve, causing investors to move out of the space. Higher interest rates may indicate a better economy, which may provide a brief tailwind in the early portion of the recovery. The Fund’s philosophy is to remain fully invested. We will continue to focus on high quality companies possessing better balance sheets which are in a better position to maintain or increase dividends in the future. We believe that the Realty Fund’s diversified approach to the real estate market will provide investors with asset class-like returns.

Average Annual Total Returns as of June 30, 2014
	Realty Fund	NAREIT Index
Six Months	16.67%	16.25%
One Year	12.85%	13.02%
Three Years	10.29%	11.89%
Five Years	21.85%	23.65%
Ten Years	8.07%	9.67%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund, and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – June 30, 2014 Unaudited

The Johnson International Fund had a total return of 6.42% through the first half of 2014, outperforming the MSCI EAFE Index’s 4.78% return.

The Fund’s outperformance was helped with its allocation to emerging markets. After a 6% drop in January, emerging markets steadily recovered to finish the first six months with a 6% gain. By sector, positioning in Health Care, Energy, and Finance was also particularly beneficial to performance compared to the index.

Among the major global regions, North America was the top performer, with Canada and the U.S. both benefiting from high exposure to the Energy sector. The Fund’s three largest country exposures — the UK, Japan, and Germany — all had slightly negative returns in the first half of the year. The performance within various emerging markets was not homogenous. Stocks in Russia and China were down; whereas Taiwan, India, and Turkey were among those countries with double-digit gains in local currency terms.

In terms of sector allocation, the Health Care and Energy sectors were the top performance contributors in the Fund. In Health Care, merger and acquisition activity picked up, in part due to the potential benefits of a “tax inversion” acquisition strategy which results when a U.S. domiciled company buys a foreign company and then reincorporates overseas to avoid the higher U.S. tax rate. This type of deal boosted Shire PLC, a British company that agreed to be acquired by U.S-based AbbVie, and AstraZeneca, a British company that received an unsolicited approach by U.S.-based Pfizer. Deal pricing raised the valuation levels of most foreign Health Care stocks, including Fund holdings, such as Teva Pharmaceutical, Novartis, Novo Nordisk, and Roche Holding. Energy stocks, such as the Fund’s positions in Royal Dutch, Statoil, and Total, remained popular with investors, as a thirst remained for the higher, safer dividends that the large oil companies offer in an environment of low interest rates. These safe haven stocks were also boosted by rising geopolitical tensions in Ukraine and Iraq, which could impact energy prices if the situation escalates.

Six of the ten largest negative contributors to performance were in the Finance sector. These included Sumitomo Mitsui Financial Group (Japan), Mitsubishi Estate Company (Japan), Barclays (UK), Industrial and Commercial Bank of China (China), BNP Paribas (France), and KB Financial (South Korea). As the country representation suggests, the sector’s issues are global: low interest rates, lackluster trading activity, sluggish loan growth, lingering regulatory action from the 2008 financial crisis, and valuation that is no longer cheap. Other poor performers included German sportswear maker Adidas, and AEON, a Japanese diversified retail company, both falling by more than 20%.

The Fund remains well diversified by country and sector, including a consistent exposure to emerging markets, which we expect will outperform the more mature markets over time. Importantly, we believe the broad international stock universe continues to offer certain valuation or growth opportunities that U.S. markets alone cannot.

Average Annual Total Returns as of June 30, 2014
	International Fund	MSCI EAFE Index	MSCI ACWI ex US Index
Six Months	6.42%	4.78%	5.56%
One Year	21.74%	23.57%	21.75%
Three Years	5.93%	8.10%	5.73%
Five Years	10.92%	11.77%	11.11%
Since Inception*	13.12%	13.28%	13.76%

Asset Allocation by Country as of June 30, 2014
United Kingdom	14.66%	China	3.36%
Japan	13.54%	India	2.94%
Other*	8.59%	Mexico	2.83%
Germany	8.40%	Brazil	2.75%
Canada	7.08%	Taiwan	2.58%
Switzerland	7.03%	Sweden	2.56%
France	5.66%	Netherlands	2.39%
Australia	5.51%	South Korea	2.14%
Hong Kong	4.30%	Israel	1.61%

*	Countries in “Other” category include: Argentina, Chile, Denmark, Italy, Norway, Philippines, Russia, South Africa, Singapore, and Spain.

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI EAFE Index or MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI EAFE Index is the primary benchmark, and the MSCI ACWI ex US Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – June 30, 2014 Unaudited

The Johnson Fixed Income Fund provided a total return of 4.46% for the first half of 2014 compared to a 3.93% return for the Barclays Capital Aggregate Index.

Soft economic conditions and continued easing by the Federal Reserve helped to lower interest rates over the first six months of the year, leading to positive returns in both the Fund and its benchmark index. The yield curve flattened as rates fell, with yields on longer maturity bonds declining more than short and intermediate maturity securities. Corporate yield spreads also narrowed as yields fell and further boosted results. The Fund’s emphasis on high quality credit securities was the primary driver of its outperformance. The Fund has a higher allocation than the index to investment-grade rated corporate and taxable municipal bonds, and both performed particularly well over the first half of the year. The Fund’s maturity structure is modestly more barbelled compared to the index, which means it has greater allocation to both long and short maturities, resulting in an average intermediate duration. This was also additive to performance, as the yield curve flattened.

As interest rates have declined, the Fund has sequentially been shifting the characteristics of the portfolio to become somewhat more defensive against the possibility of rising interest rates in the future. In recent quarters, the Fund has increased its emphasis on quality credit securities with higher average coupon rates and has been building positions in BBB rated bonds. The allocation to mortgage-backed securities has been reduced and currently focuses on slower prepay, higher coupon agency mortgage pools. The Fund has also built positions in adjustable rate securities and has just recently reduced the average duration of its holdings to slightly less than the index. In combination, each of these characteristics is somewhat protective against rising yields. We also initiated a small position in Treasury Inflation Protection Securities (TIPS) near the end of June. These securities often perform well when inflation is low and rising, but we purchased the securities primarily due to their attractive relative valuation compared to other investment-grade rated bonds.

We continue to expect that the Federal Reserve will complete the tapering of its Quantitative Easing program prior to the end of the year and may begin to hike interest rates during 2015. The specific timing of this will be highly dependent on the pace of economic activity and the reaction by investors. The Fed is interested in “normalizing interest rates” in an orderly fashion, which suggests that yields will only rise slowly and at a measured pace. The economy is still somewhat soft, but could improve during the second half of the year and lay the foundation for this change in the direction of Fed policy. Despite their narrower yield advantage compared to treasuries, we anticipate that quality corporate bonds will continue to outperform and add value to the Fund.

Average Annual Total Returns as of June 30, 2014
	Fixed Income Fund	Barclays Capital Aggregate Index
Six Months	4.46%	3.93%
One Year	4.47%	4.37%
Three Years	3.69%	3.66%
Five Years	4.72%	4.85%
Ten Years	4.68%	4.93%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – June 30, 2014 Unaudited

The Johnson Municipal Income Fund provided a total return of 3.49% in the first six months of 2014 compared to 2.05% for the Barclays Capital Five Year General Obligation Municipal Index.

Municipal yields fell during the first half of the year leading to the Fund’s positive return. The Fund’s emphasis on higher yielding and longer duration securities relative to its benchmark accounted for the outperformance. The Fund’s laddered maturity structure also assisted with performance, as the municipal yield curve flattened, with yields on longer maturity bonds decreasing the most. While the benchmark is comprised solely of 4 – 6 year maturity securities, the Fund is constructed with a laddered maturity profile with bonds primarily due within 1 to 15 years.

New issue supply of municipal securities remained very weak, as it has been for the past several years, with the total amount of outstanding tax-exempt municipal debt declining about $100 billion since 2010 to approximately $3.7 trillion. Meanwhile, demand for municipal bonds has increased in 2014, with positive flows into the mutual fund space as investors adjust to the higher marginal tax rates passed in 2013 as part of the Fiscal Cliff negotiations. This combination of low supply and increasing demand fueled a rally in municipal bonds, particularly in longer maturities. Defaults in the municipal sector remained low on an absolute basis despite headlines surrounding the Detroit bankruptcy and financial difficulties in Puerto Rico. Tax revenues for many municipalities continued to show improvement, with receipts now having recovered to over 2% above the 2008 peak, after adjusting for inflation. However, we continue to expect lower quality issuers, primarily in a handful of states such as California, Illinois and particularly the territory of Puerto Rico, to face financial pressure. The Fund avoids such securities, maintaining a strict focus on high quality municipal issuers. Over 75% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state. Approximately 73% of the Fund’s assets are invested in Ohio Municipals.

Looking forward into the second half of 2014, we expect many of the same themes to drive the market. The Federal Reserve is likely to complete its Quantitative Easing program before the end of the year and the market will likely begin to anticipate the first Fed rate hikes starting in 2015. While interest rates are poised to increase as the economy continues to gradually improve, the focus of the move in 2014 is likely to move towards shorter maturities, which are more sensitive to Fed policy. Although municipal bonds have rallied so far in 2014, rising yields may mute returns going forward. We still see relative value in the space, as higher marginal tax rates should keep the municipal interest tax exemption in demand. We believe that valuation remains attractive for a laddered maturity portfolio relative to the benchmark, and that the Fund’s strong yield advantage should also aid performance in the latter half of 2014.

Average Annual Total Returns as of June 30, 2014
	Municipal Income Fund	Barclays Five Year G.O. Municipal Index
Six Months	3.49%	2.05%
One Year	4.31%	3.78%
Three Years	3.25%	2.81%
Five Years	3.63%	3.90%
Ten Years	3.68%	4.14%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Common Stocks	Shares	Fair Value
3M Co.	18,925	$2,710,817
Danaher Corp.	54,670	4,304,169
Dover Corp.	30,200	2,746,690
Eaton Corp.	34,650	2,674,287
Emerson Electric Co.	59,350	3,938,466
Norfolk Southern Corp.	28,900	2,977,567
13.1% – Total For Industrials		$19,351,996
AT&T Inc.	70,140	2,480,150
1.7% – Total For Telecommunication Services		$2,480,150
Coca Cola Co.	108,680	4,603,685
JM Smucker Co.	42,450	4,523,897
Kellogg Co.	64,650	4,247,505
Nestle SA – ADR	70,850	5,502,919
Procter & Gamble Co.	33,990	2,671,274
Unilever PLC	96,500	4,372,415
17.6% – Total For Consumer Staples		$25,921,695
Nordstrom Inc.	64,850	4,405,260
Target Corp.	67,950	3,937,703
5.7% – Total For Consumer Discretionary		$8,342,963
Chevron Corp.	43,385	5,663,912
ConocoPhillips	59,300	5,083,789
Hess Corp.	33,500	3,312,815
Royal Dutch Shell PLC, Class B ADR	53,300	4,637,633
Schlumberger Ltd.	29,550	3,485,422
15.0% – Total For Energy		$22,183,571
AON PLC	34,650	3,121,619
Everbank Financial Corp.	149,500	3,013,920
Marsh & McLennan Cos. Inc.	80,000	4,145,600
PartnerRe Ltd.	27,200	2,970,512
PNC Financial Services Group Inc.	32,670	2,909,263
RenaissanceRE Holdings Ltd.	27,400	2,931,800
U.S. Bancorp	62,800	2,720,496
14.8% – Total For Financial Services		$21,813,210
Abbott Laboratories	71,600	2,928,440
Owens & Minor Inc. Holding Co.	114,650	3,895,807
Teleflex Inc.	29,600	3,125,760
6.8% – Total For Health Care		$9,950,007
Accenture PLC	51,930	4,198,021
Apple Computer Inc.	36,260	3,369,642
Cisco Systems Inc.	182,100	4,525,185
Linear Technology Corp.	55,600	2,617,092
Microsoft Corp.	107,835	4,496,720

Common Stocks	Shares	Fair Value
Oracle Corp.	106,200	$4,304,286
Qualcomm Inc.	53,030	4,199,976
SAP AG ADR	49,200	3,788,400
21.4% – Total For Information Technology		$31,499,322
Total Common Stocks 96.1%		$141,542,914
(Identified Cost $106,421,737)
Cash Equivalents
First American Government Obligation Fund, Class Z**	5,856,242	5,856,242
Total Cash Equivalents 4.0%		$5,856,242
(Identified Cost $5,856,242)
Total Portfolio Value 100.1%		$147,399,156
(Identified Cost $112,277,979)
Liabilities in Excess of Other Assets -0.1%		$(47,579)
Total Net Assets 100.0%		$147,351,577
**	Variable Rate Security; as of June 30, 2014, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Common Stocks	Shares	Fair Value
3M Co.	7,680	$1,100,083
Danaher Corp.	20,200	1,590,346
Dover Corporation	18,900	1,718,955
Eaton Corp.	13,970	1,078,205
Emerson Electric Co.	15,130	1,004,027
Fluor Corp.	14,525	1,116,973
Union Pacific Corp.	11,880	1,185,030
15.5% – Total For Industrials		$8,793,619
CVS Corp.	14,220	1,071,761
JM Smucker Co.	10,850	1,156,284
Nestle SA – ADR	21,020	1,632,623
Procter & Gamble Co.	11,700	919,503
The Fresh Market Inc.*	12,850	430,090
9.2% – Total For Consumer Staples		$5,210,261
Cabela's Inc.*	8,550	533,520
Dollar General Corp.*	19,800	1,135,728
Michael Kors Holdings Ltd.*	12,020	1,065,573
Nordstrom Inc.	18,000	1,222,740
Priceline.com Inc.*	840	1,010,520
Walt Disney Co.	13,950	1,196,073
10.8% – Total For Consumer Discretionary		$6,164,154
Baker Hughes Inc.	15,810	1,177,054
Chevron Corp.	13,960	1,822,478
Continental Resources Inc.*	4,700	742,788
EOG Resources Inc.	13,560	1,584,622
Schlumberger Ltd.	16,325	1,925,534
12.7% – Total For Energy		$7,252,476
AON PLC	12,650	1,139,639
Axis Capital Holdings Ltd.	22,450	994,086
Everbank Financial Corp.	56,300	1,135,008
Marsh & McLennan Co. Inc.	33,700	1,746,334
PNC Financial Services Group Inc.	13,010	1,158,541
10.8% – Total For Financial Services		$6,173,608
Analogic Corp.	21,650	1,693,896
Medifast Inc.*	22,000	669,020
Mednax Inc.*	25,710	1,495,036
Teleflex Inc.	12,000	1,267,200
Vertex Pharmaceuticals Inc.*	16,000	1,514,880
11.7% – Total For Health Care		$6,640,032
Apple Inc.	25,410	2,361,351
Citrix Systems Inc.*	17,800	1,113,390
EMC Corp.	40,050	1,054,917
Facebook Inc.*	9,800	659,442

Common Stocks	Shares	Fair Value
F5 Networks Inc.*	9,580	$1,067,595
Fortinet Inc.*	27,650	694,844
Google Inc. – Class A*	920	537,896
Google Inc. – Class C*	920	529,258
IPG Photonics Corp.*	17,000	1,169,600
Oracle Corp.	39,600	1,604,988
Qualcomm Inc.	21,100	1,671,120
Red Hat Inc.*	10,980	606,865
Ruckus Wireless Inc.*	52,000	619,320
SAP AG ADR	13,300	1,024,100
25.9% – Total For Information Technology		$14,714,686
Total Common Stocks 96.6%		$54,948,836
(Identified Cost $38,714,544)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,958,380	1,958,380
Total Cash Equivalents 3.4%		$1,958,380
(Identified Cost $1,958,380)
Total Portfolio Value 100.0%		$56,907,216
(Identified Cost $40,672,924)
Liabilities in Excess of Other Assets 0.0%		$(2,115)
Total Net Assets 100.0%		$56,905,101
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2014, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Common Stocks	Shares	Fair Value
Kapstone Paper & Packaging Corp.*	21,000	$695,730
U.S. Silica Holdings Inc.	13,000	720,720
Valspar Corp.	3,800	289,522
Westlake Chemical Corp.	6,000	502,560
4.9% – Total For Materials		$2,208,532
Agco Corp.	6,800	382,296
Alamo Group Inc.	11,000	594,990
Alliant Techsystems Inc.	3,600	482,112
Carlisle Corp.	4,100	355,142
Chicago Bridge & Iron	4,700	320,540
Circor International Inc.	7,500	578,475
Copa Holdings SA	2,200	313,654
Deluxe Corp.	11,100	650,238
Dun & Bradstreet Corp.	2,800	308,560
Fluor Corp.	7,100	545,990
Flowserve Corp.	8,800	654,280
Generac Holdings Inc.	7,000	341,180
Lincoln Electric	4,600	321,448
Old Dominion Freight*	6,300	401,184
Oshkosh Truck Corp.	10,300	571,959
Powell Industries Inc.	8,700	568,806
Snap-On Tools Corp.	3,100	367,412
Towers Watson & Co.	3,200	333,536
Trinity Industries	15,800	690,776
United Stationers Inc.	12,400	514,228
Valmont Industries Inc.	1,600	243,120
Watsco Inc.	2,900	298,004
21.7% – Total For Industrials		$9,837,930
Church & Dwight Co. Inc.	6,000	419,700
Energizer Holdings Inc.	2,700	329,481
General Nutrition Inc.	5,600	190,960
Herbalife Ltd.	4,500	290,430
Ingredion Inc.	3,600	270,144
JM Smucker Co.	4,500	479,565
Nu Skin Enterprises	5,000	369,800
Treehouse Foods Inc.*	7,200	576,504
Tyson Foods Inc.	12,000	450,480
7.5% – Total For Consumer Staples		$3,377,064
Advance Auto Parts Inc.	2,800	377,776
AMC Networks*	4,600	282,854
Autozone Inc.*	700	375,368
Chico's FAS Inc.	19,400	329,024
Deckers Outdoor*	6,200	535,246

Common Stocks	Shares	Fair Value
DSW Inc.	7,400	$206,756
Footlocker	13,800	699,936
G-III Apparel Group Ltd.*	5,500	449,130
Gentex Corp.	11,800	343,262
Hanesbrands Inc.	5,800	570,952
Helen Of Troy Ltd.*	8,600	521,418
LKQ*	15,800	421,702
Michael Kors Holdings Ltd.*	4,300	381,195
Phillips-Van Heusen	2,100	244,860
Steven Madden Ltd.*	18,600	637,980
Thor Industries Inc.	8,000	454,960
Tractor Supply	4,800	289,920
VF Corp.	6,000	378,000
16.6% – Total For Consumer Discretionary		$7,500,339
Helmerich & Payne Inc.	4,400	510,884
Hollyfrontier Corp.	7,600	332,044
Marathon Petroleum Corp.	3,200	249,824
Oceaneering International	4,400	343,772
Patterson-UTI Energy Inc.	11,300	394,822
RPC	17,100	401,679
Superior Energy Services Inc.*	11,400	411,996
5.8% – Total For Energy		$2,645,021
Allied World Assurance Co. Holdings Ltd.	7,800	296,556
Argo Group International Holdings Ltd.	8,400	429,324
Assurant Inc.	6,000	393,300
Axis Capital Holdings Ltd.	14,500	642,060
Endurance Specialty Holdings Ltd.	7,300	376,607
Everbank Financial Corp.	36,000	725,760
Fidelity National Title Group Inc.	11,500	376,740
First Niagara Financial Group Inc.	26,100	228,114
HCC Insurance Holdings Inc.	6,300	308,322
Home Bancshares Inc.	14,000	459,480
Huntington Bancshares Inc.	35,100	334,854
PartnerRe Ltd.	5,200	567,892
Principal Financial Group Inc.	7,700	388,696
Protective Life	6,500	450,645
Reinsurance Group of America	4,500	355,050
RenaissanceRE Holdings Ltd.	6,000	642,000
Unumprovident Corp.	9,100	316,316
16.1% – Total For Financial Services		$7,291,716

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Common Stocks	Shares	Fair Value
Carefusion Corp.*	13,500	$598,725
Laboratory Corp. of America Holdings*	5,000	512,000
Medifast Inc.*	22,000	669,020
Mednax Inc.*	10,000	581,500
Owens & Minor Inc. Holding Co.	17,800	604,844
United Therapeutics Corp.*	5,300	468,997
Universal Health Services Inc.	4,000	383,040
VCA Antech*	17,900	628,111
9.8% – Total For Health Care		$4,446,237
Amdocs Ltd.	7,300	338,209
Brocade Communications Systems Inc.*	59,300	545,560
F5 Networks*	5,700	635,208
First Solar Inc.*	5,800	412,148
Fleetcor Technologies*	4,500	593,100
Flir Systems	9,800	340,354
IPG Photonics Corp.*	10,700	736,160
Kla-Tencor Corp.	4,700	341,408
Neustar Inc.*	14,600	379,892
PC Connection Inc.*	21,800	450,824
Ubiquiti Networks Inc.*	13,700	619,103
Western Digital Corp.	4,600	424,580
12.8% – Total For Information Technology		$5,816,546
UGI Corp.	7,200	363,600
Wisconsin Energy Corp.	12,100	567,732
2.1% – Total For Utilities		$931,332
Total Common Stocks 97.3%		$44,054,717
(Identified Cost $33,908,193)
Real Estate Investment Trusts (REITs)
Lexington Realty Trust	53,000	583,530
Retail Properties of America	19,900	306,062
Total REITs 2.0%		$889,592
(Identified Cost $718,492)

Common Stocks	Shares	Fair Value
Cash Equivalents
First American Government Obligation Fund, Class Z**	153,323	$153,323
Total Cash Equivalents 0.3%		$153,323
(Identified Cost $153,323)
Total Portfolio Value 99.6%		$45,097,632
(Identified Cost $34,780,008)
Other Assets in Excess of Liabilities 0.4%		$171,462
Total Net Assets 100.0%		$45,269,094
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2014, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
American Campus Communities Inc.	700	$26,768
Apartment Investment & Management Co.	2,624	84,676
Avalonbay Communities Inc.	2,009	285,660
Camden Property Trust	1,600	113,840
Equity LifeStyle Properties Inc.	1,500	66,240
Equity Residential	5,700	359,100
Essex Property Trust Inc.	1,165	215,420
Home Properties Inc.	1,100	70,356
Mid-America Apartment Communities Inc.	1,630	119,071
Post Properties Inc.	1,400	74,844
Senior Housing Properties Trust	3,500	85,015
Sun Communities Inc.	650	32,396
UDR Inc.	3,807	108,994
16.0% – Total For Residential		$1,642,380
American Tower Corp.	6,200	557,876
Brandywine Realty Trust	3,000	46,800
Cousins Properties Inc. REIT	3,500	43,575
Douglas Emmett Inc.	2,500	70,550
Lexington Realty Trust	3,500	38,535
National Retail Properties Inc.	2,250	83,678
Public Storage	2,700	462,645
PS Business Parks Inc.	500	41,745
Retail Properties of America	5,000	76,900
Vornado Realty Trust	3,061	326,701
17.0% – Total For Diversified		$1,749,005
HCP Inc.	7,100	293,798
Health Care REIT Inc.	4,950	310,216
Healthcare Realty Trust Inc.	1,500	38,130
LTC Properties Inc.	650	25,376
Medical Properties Trust Inc.	2,800	37,072
Omega Healthcare Investors Inc.	2,000	73,720
Universal Health Realty Income Trust	300	13,044
Ventas Inc.	4,500	288,450
10.5% – Total For Health Care Facilities		$1,079,806
Diamondrock Hospitality Co.	4,000	51,280
Host Hotels & Resorts Inc.	12,654	278,515
LaSalle Hotel Properties	1,500	52,935
RL Lodging Trust	2,500	72,225
Ryman Hospitality Properties	1,000	48,150
Strategic Hotels and Resorts Inc.*	5,000	58,550

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Sunstone Hotel Investors Inc.	3,000	$44,790
5.9% – Total For Hotels/Motels		$606,445
Alexandria Real Estate Equities Inc.	1,500	116,460
Boston Properties Inc.	2,420	285,996
Commonwealth REIT	1,700	44,744
Corporate Office Properties Trust	2,000	55,620
Digital Realty Trust, Inc.	2,300	134,136
Duke Realty Corp.	5,000	90,800
Highwoods Properties Inc.	1,700	71,315
Kilroy Realty Corp.	1,545	96,223
Liberty Property Trust	2,661	100,000
Mack-Cali Realty Corp.	1,500	32,220
Piedmont Office Realty Trust Inc.	3,500	66,290
10.6% – Total For Office		$1,093,804
BioMed Realty Trust Inc.	2,500	54,575
CubeSmart	2,500	45,800
DCT Industrial Trust Inc.	5,500	45,155
Eastgroup Properties	600	38,538
Extra Space Storage Inc.	2,000	106,500
Prologis Inc.	8,056	331,021
Sovran Self Storage Inc.	600	46,350
6.5% – Total For Industrial		$667,939
Acadia Realty Trust	1,000	28,090
Alexander's Inc.	100	36,947
CBL & Associates Properties Inc.	2,394	45,486
DDR Corp.	7,055	124,380
Dupont Fabros Technology Inc.	1,800	48,528
EPR Properties	1,000	55,870
Equity One Inc.	1,600	37,744
Federal Realty Investment Trust	1,250	151,150
General Growth Partners Inc.	13,800	325,128
Glimcher Realty Trust	2,900	31,407
Hospitality Property Trust	3,300	100,320
Kimco Realty Corp.	6,567	150,910
Macerich Co.	2,592	173,016
Realty Income Corp.	3,819	169,640
Regency Centers Corp.	1,375	76,560
Simon Property Group Inc.	4,854	807,123
SL Green Realty Corp.	1,500	164,115
Tanger Factory Outlet Centers Inc.	2,000	69,940
Taubman Centers Inc.	1,300	98,553
Washington Prime Group Inc.	2,777	52,041

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Washington Real Estate Investment Trust	1,500	$38,970
Weingarten Realty Investors	2,500	82,100
27.9% – Total For Retail		$2,868,018
Plum Creek Timber Co. Inc.	3,000	135,300
Rayonier Advanced Materials Inc.	666	25,807
Rayonier Inc.	2,000	71,100
Weyerhaueser Co.	9,200	304,428
5.2% – Total For Timber		$536,635
Total REITs 99.6%		$10,244,032
(Identified Cost $5,888,671)
Cash Equivalents
First American Government Obligation Fund, Class Z**	16,354	16,354
Total Cash Equivalents 0.2%		$16,354
(Identified Cost $16,354)
Total Portfolio Value 99.8%		$10,260,386
(Identified Cost $5,905,025)
Other Assets in Excess of Liabilities 0.2%		$19,398
Total Net Assets 100.0%		$10,279,784
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2014, the 7 day yield was 0.01%.

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Common Stocks	Shares	Fair Value
Agrium Inc.	1,400	$128,282
Air Liquide SA ADR	3,434	92,821
Anglogold Ltd.	6,000	103,260
BASF SE ADR	750	87,375
BHP Billiton Ltd ADR	2,550	174,547
BHP Billiton PLC ADR	2,400	156,552
Cemex SA De CV ADR*	9,366	123,912
Newcrest Mining Ltd ADR	7,400	74,074
Nippon Steel & Sumitomo Metal Corp.	3,530	113,348
Rio Tinto PLC ADR	1,570	85,220
Syngenta AG ADR	1,000	74,800
Vale SA	9,200	121,716
7.0% – Total For Materials		$1,335,907
ABB Ltd.	2,900	66,758
Atlas Copco AB ADR	2,700	78,489
BAE Systems PLC ADR	5,140	153,480
Bunzl PLC ADR	4,000	111,720
Canadian National Railway Co.	3,280	213,266
Canadian Pacific Ltd. Corp.	800	144,912
Itochu Corp. ADR	3,000	77,130
Komatsu Ltd. ADR	4,600	106,858
Koninklijke Philips EL – NY Shares	3,557	112,970
Mitsubishi Corp.	2,570	106,604
Mitsui & Co., Ltd. ADR	480	153,840
Schneider Elect SA ADR	10,000	188,000
Sensata Technologies Holding NV*	3,200	149,696
Siemens AG	900	118,971
Tata Motor Ltd.	4,100	160,146
Volvo AB ADR	12,200	168,360
11.1% – Total For Industrials		$2,111,200
America Movil – ADR Series L	4,460	92,545
BT Group PLC	1,600	105,008
China Mobile (Hong Kong) Ltd.	1,800	87,498
Chunghwa Telecom Co. Ltd.	2,440	78,226
Deutsche Telekom AG	5,950	104,244
KDDI Corp.	14,400	219,600
Millicom International Cellular SA	600	54,966
MTN Group Ltd. ADR	2,390	50,668
Nippon Telegraph And Telephone Corp. ADR	2,850	88,949
Orange SA ADR	5,896	93,157
Philippine Long Distance Telephone Co. ADR	1,000	67,380

Common Stocks	Shares	Fair Value
SK Telecom Co. Ltd.	3,400	$88,196
Telef Brasil	4,371	89,649
Telefonica SA ADR	4,849	83,209
UBS AG ADR	4,800	87,936
Vivendi	3,504	85,673
Vodafone Group PLC ADR	2,727	91,055
8.3% – Total For Telecommunication Services		$1,567,959
Carrefour SA	12,155	88,731
Coca-Cola Amatil Ltd. ADR	4,760	42,459
Coca-Cola Enterprises Femsa SA ADR	1,000	113,620
Danone ADR	6,073	90,670
Koninklijke Ahold NVK ADR	4,892	91,872
L'Oreal ADR	4,200	144,774
Nestle SA ADR	4,140	321,554
Reckitt Benckiser Group PLC	6,800	119,000
Sun Art Retail Group Ltd. ADR	7,000	80,220
Tesco PLC ADR	3,440	50,396
Unilever NV	1,360	59,514
Unilever PLC	5,730	259,626
Wal-Mart De Mexico SA ADR	4,000	106,760
8.3% – Total For Consumer Staples		$1,569,196
Adidas AG ADR	2,000	101,330
Daimler AG	1,950	182,072
Hennes & Mauritz AB ADR	14,300	124,410
Honda Motor Co. Ltd. ADR	1,940	67,881
Magna International Inc.	2,500	269,375
Marks & Spencer Group PLC	5,000	72,600
Naspers Ltd.	1,300	153,153
Sony Corp. ADR	5,730	96,092
Toyota Motor Corp. ADR	2,210	264,449
Volkswagen AG ADR	1,720	89,182
WPP PLC ADR	1,300	141,687
8.2% – Total For Consumer Discretionary		$1,562,231
BG Group PLC ADR	3,350	71,522
BP PLC ADR	2,270	119,742
Cnooc Ltd.	360	64,544
Eni SPA ADR	1,770	97,173
Gazprom OAO ADR	11,360	99,002
Petrochina Co. Ltd. ADR	1,800	225,990
Petroleo Brasileiro ADR	5,620	82,221
Royal Dutch Shell PLC – Class B	3,700	321,937
Statoil ASA	5,200	160,316

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Common Stocks	Shares	Fair Value
Suncor Energy Inc.	3,200	$136,416
Total SA ADR	2,900	209,380
8.4% – Total For Energy		$1,588,243
Allianz AG	7,900	132,633
Australia and New Zealand Banking Group Ltd.	6,400	201,280
Banco Bradesco ADR	8,800	127,776
Banco De Chile	910	72,900
Banco Santander SA	8,535	88,935
Bank of Montreal	1,240	91,252
Bank Of Nova Scotia	1,800	119,880
Barclays PLC ADR	6,398	93,475
BNP Paribas ADR	3,390	115,345
Cheung Kong Ltd ADR	8,000	141,786
Credit Suisse Group ADR	3,666	104,004
Deutsche Boerse AG	8,100	62,613
Grupo Financiero Santander Mexico Sab De CV	4,300	57,104
HDFC Bank Ltd. ADR	3,900	182,598
HSBC Holdings PLC ADR	3,589	182,321
Icici Bank Ltd. ADR	1,760	87,824
Industrial and Commercial Bank Of China Ltd.	22,900	288,652
Itau Unibanco Holding SA ADR	9,458	136,006
KB Financial Group Inc. ADR*	2,400	83,424
Macquarie Group Ltd. ADR*	1,887	106,144
Manulife Financial Corp.	4,420	87,825
Mitsubishi Estate Co. Ltd. ADR	4,000	98,960
Mitsubishi UFJ Financial Group Inc. ADR	34,300	210,945
National Australia Bank Ltd. – ADR	12,080	186,998
Orix Corp. ADR	1,750	145,320
Prudential PLC ADR	3,900	178,932
Royal Bank of Canada	1,600	114,288
Sumitomo Corp. ADR	15,000	201,750
Sumitomo Mitsui Financial Group Inc.	24,100	204,127
Sun Hung Kai Properties Ltd. ADR	5,450	74,828
Tokio Marine Holdings Inc. ADR	3,660	120,963
Toronto Dominion Bank	1,800	92,538
United Overseas Bank Ltd. ADR	2,455	88,846
Westpac Banking Corp. Ltd. ADR	4,650	149,358
Zurich Insurance Group ADR	3,240	97,524
23.8% – Total For Financial Services		$4,529,154

Common Stocks	Shares	Fair Value
Astellas Pharma Inc. ADR	12,400	$162,936
Astrazeneca PLC ADR	2,700	200,637
Bayer AG ADR	1,900	268,413
Dr. Reddy's Laboratories Ltd.	3,340	144,121
Novartis AG ADR	2,480	224,514
Novo Nordisk A/S ADR	4,300	198,617
Roche Holdings Ltd. ADR	7,520	280,496
Shire PLC ADR	1,800	423,882
Takeda Pharmaceutical Company Ltd.	3,320	77,190
Teva Pharmaceuticals	4,700	246,375
11.7% – Total For Health Care		$2,227,181
ASML Holding NV	1,162	108,380
Baidu.com*	600	112,086
Check Point Software Technologies Ltd.*	1,720	115,292
Lenovo Group Ltd.	5,400	146,826
Mercadolibre Inc.	1,200	114,480
SAP AG ADR	4,600	354,200
Siliconware Precision Industries Co. ADR	13,300	109,193
SoftBank Corp ADR*	2,500	94,000
Tencent Hoildgs Ltd. ADR	6,500	99,255
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	13,100	280,209
Telefonaktiebolaget LM Ericsson	8,050	97,244
United Microelectronics ADR	44,930	108,281
9.1% – Total For Information Technology		$1,739,446
Centrica PLC	3,300	71,049
E.On AG ADR	3,140	64,841
Enel SPA ADR	11,800	68,204
Enersis SA ADR	7,400	124,690
Iberdrola SA ADR	3,578	109,845
2.3% – Total For Utilities		$438,629
Total Common Stocks 98.2%		$18,669,146
(Identified Cost $14,203,277)

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Common Stocks	Shares	Fair Value
Cash Equivalents
First American Government Obligation Fund, Class Z**	331,958	$331,958
Total Cash Equivalents 1.7%		$331,958
(Identified Cost $331,958)
Total Portfolio Value 99.9%		$19,001,104
(Identified Cost $14,535,235)
Other Assets in Excess of Liabilities 0.1%		$13,342
Total Net Assets 100.0%		$19,014,446
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2014, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	3,795,000	$4,256,814
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	1,784,000	1,890,606
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,727,000	1,961,082
ERP Operating LP Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,599,740
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,270,000	1,433,384
ERP Operating LP Senior Unsecured Notes, 7.125% Due 10/15/2017	885,000	1,040,375
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	2,319,000	2,530,261
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	245,000	268,571
Huntington National Bank Senior Unsecured Notes, 1.300% Due 11/20/216	3,000,000	3,013,050
JPMorgan Chase & Co. Senior Unsecured Notes, 4.625% Due 05/10/2021	1,500,000	1,653,382
JPMorgan Chase & Co. Senior Unsecured Notes, 6.000% Due 01/15/2018	2,000,000	2,292,088
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018**	746,000	804,147
Key Bank NA Subordinated Notes, 7.413% Due 05/06/2015	829,000	875,953
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	2,835,000	3,150,436
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,000,000	1,023,911
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 4.800% Due 07/15/2021	3,155,000	3,504,164
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	1,534,000	1,832,090
Northern Trust Co. Subordinated Notes, 5.850% Due 11/09/2017	1,000,000	1,139,416
PNC Funding Corp. Bank Guarantee Notes, 5.250% Due 11/15/2015	1,267,000	1,345,251
PNC Funding Corp. Bank Guarantee Notes, 5.625% Due 02/01/2017	870,000	962,829

Fixed Income Securities – Bonds	Face Value	Fair Value
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	3,135,000	$3,455,450
Prudential Financial Corp. Senior Unsecured Notes, 5.375% Due 06/21/2020	105,000	120,391
Prudential Financial Corp. Senior Unsecured Notes, 6.100% Due 06/15/2017	465,000	527,338
Simon Property Group Senior Unsecured Notes, 5.750% Due 12/01/2015	1,250,000	1,325,123
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	3,000,000	3,145,116
US Bank NA Subordinated Notes, 3.778% Due 04/29/2020	1,300,000	1,330,585
Wells Fargo & Company Subordinated Notes, 3.450% Due 02/13/2023	4,505,000	4,482,957
23.2% – Total For Corporate Bonds: Bank and Finance		$50,964,510
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,109,127
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	2,780,000	2,888,756
Burlington Northern Santa Fe Senior Unsecured Notes, 3.600% Due 09/01/2020	865,000	906,921
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	2,110,000	2,305,527
Eaton Corp. Senior Unsecured Notes 144A, 2.750% Due 11/02/2022	1,000,000	968,294
Enterprise Products Senior Unsecured Notes, 4.050% Due 12/15/2022	2,500,000	2,657,165
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.2334% Due 03/15/2023	1,435,000	1,438,575
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.0389% Due 04/15/2020	3,898,000	3,906,802
Johnson Controls Inc. Senior Unsecured Notes, 5.000% Due 03/30/2020	3,495,000	3,890,494
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	3,645,000	3,855,234
Kroger Co. Senior Unsecured Notes, 2.200% Due 01/15/2017	92,000	94,401

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
Kroger Co. Senior Unsecured Notes, 7.000% Due 05/01/2018	1,500,000	$1,755,239
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	1,000,000	1,166,086
Procter & Gamble Co. Senior Unsecured Notes, 8.000% Due 10/26/2029	2,165,000	3,123,947
United Technologies Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,025,000	1,106,105
Wal-Mart Stores Senior Unsecured Notes, 7.550% Due 02/15/2030	4,000,000	5,704,300
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	2,770,000	2,896,536
18.2% – Total For Corporate Bonds: Industrial		$39,773,509
Alliant Energy Corp Senior Unsecured Notes, 4.000% Due 10/15/2014	1,000,000	1,010,803
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,697,467
Georgia Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	1,000,000	1,064,903
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,311,233
Mid American Holdings Senior Unsecured Notes, 5.750% Due 04/01/2018	3,000,000	3,433,353
Mississippi Power Co. Senior Unsecured Notes, 2.350% Due 10/15/2016	350,000	360,454
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,355,195
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	2,511,000	2,760,528
Verizon Communications Senior Unsecured Notes, 6.350% Due 04/01/2019	3,960,000	4,683,128
Virginia Electric & Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	850,000	902,295
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,636,000	2,944,636
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,037,000	1,148,235
10.4% – Total For Corporate Bonds: Utilities		$22,672,230

Fixed Income Securities – Bonds	Face Value	Fair Value
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 01/15/2022	6,283,920	$6,314,347
United States Treasury Notes, 1.375% Due 11/30/2015	4,000,000	4,064,688
United States Treasury Notes, 2.750% Due 08/15/2042	9,750,000	8,720,156
United States Treasury Notes, 2.750% Due 11/15/2042	8,425,000	7,520,627
United States Treasury Notes, 3.125% Due 02/15/2042	1,250,000	1,209,375
12.7% – Total For United States Government Treasury Obligations		$27,829,193
Government Agency Obligations
FHLB Step-up Coupon Notes, 0.500% Due 06/20/2018	1,000,000	1,000,461
FHLMC Agency Notes, 1.000% Due 07/25/2017	2,500,000	2,495,557
FNMA Note, 2.000% Due 09/12/2018	3,000,000	3,009,357
3.0% – Total For United States Government Agency Obligations		$6,505,375
Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	5,099,893	5,266,372
FHLMC CMO Series 2877 Class AL, 5.000% Due 10/15/2024	902,147	983,053
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	455,445	505,147
FHLMC CMO Series 3098 Class KE, 5.500% Due 09/15/2034	192,310	194,847
FHLMC CMO Series 3499 Class PA, 4.500% Due 08/15/2036	619,405	646,198
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	854,343	896,206
FHLMC CMO Series 3969 Class MP, 4.500% Due 04/15/2039	2,336,473	2,395,224
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	2,068,364	2,061,204

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
FHLMC Gold Partner Certificate Pool C01005, 8.000% Due 06/01/2030	3,028	$3,370
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	1,496,396	1,623,425
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	3,095,609	3,474,307
FHLMC Partner Certificate Pool 780439, 2.348% Due 04/01/2033**	169,786	179,989
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	1,916,119	2,099,933
FNMA CMO Series 2011-141 Class PA, 4.500% Due 02/25/2039	384,213	392,777
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	5,204,030	5,382,679
FNMA Partner Certificate Pool 253300, 7.500% Due 05/01/2020	1,872	2,013
FNMA Partner Certificate Pool 725027, 5.000% Due 11/01/2033	1,010,536	1,128,408
FNMA Partner Certificate Pool 725704, 6.000% Due 08/01/2034	381,725	432,703
FNMA Partner Certificate Pool 888223, 5.500% Due 01/01/2036	1,468,861	1,650,479
FNMA Partner Certificate Pool 889185, 5.000% Due 12/01/2019	255,189	271,591
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	1,041,830	1,171,293
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	2,929,902	3,113,800
GNMA II Pool 2658, 6.500% Due 10/20/2028	37,981	43,640
GNMA II Pool 2945, 7.500% Due 07/20/2030	7,623	9,319
GNMA II Pool 4187, 5.500% Due 07/20/2038	64,381	69,271
GNMA II Pool 4847, 4.000% Due 11/20/2025	892,322	952,258
GNMA Pool 780400, 7.000% Due 12/15/2025	4,776	5,469
GNMA Pool 780420, 7.500% Due 08/15/2026	2,729	3,235

Fixed Income Securities – Bonds	Face Value	Fair Value
GNMA Pool 781397, 5.500% Due 02/15/2017	22,374	$23,634
16.0% – Total For Government Agency Obligations – Mortgage Backed Securities		$34,981,844
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.350% Due 11/28/2017	240,000	239,477
0.1% – Total Certificates of Deposit		$239,477
Taxable Municipal Bonds
Columbus – Franklin County Ohio Finance Authority Revenue Bond – Ohio Capital Fund, 1.557% Due 08/15/2016	640,000	638,694
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 6.249% Due 07/01/2020	1,000,000	1,171,950
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.439% Due 07/01/2030	2,125,000	2,499,340
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	2,500,000	2,926,850
Kentucky Asset Liability Commission Revenue – Build America Bonds, 3.928% Due 04/01/2016	2,480,000	2,587,979
Miami University Ohio General Receipts Revenue – Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,372,250
State of Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,738,561
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.325% Due 06/01/2017	1,375,000	1,484,821
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.616% Due 06/01/2025	930,000	1,035,527
University of Texas Revenue – Build America Bonds, 2.326% Due 08/15/2014	1,000,000	1,002,680

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
University of Washington Revenue – Build America Bonds, 5.400% Due 06/01/2036	3,000,000	$3,509,880
9.6% – Total For Taxable Municipal Bonds		$20,968,532
Non-Taxable Municipal Bonds
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2019	2,735,000	3,115,548
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2020	1,165,000	1,336,511
2.0% – Total For Non-Taxable Municipal Bonds		$4,452,059
Total Fixed Income Securities – Bonds 95.2%		$208,386,729
(Identified Cost $200,699,471)

Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	154,977	3,894,572
Total Preferred Stocks 1.8%		$3,894,572
(Identified Cost $3,888,769)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	4,978,436	4,978,436
Total Cash Equivalents 2.3%		$4,978,436
(Identified Cost $4,978,436)
Total Portfolio Value 99.3%		$217,259,737
(Identified Cost $209,566,676)
Other Assets in Excess of Liabilities 0.7%		$1,514,206
Total Net Assets 100%		$218,773,943
**	Variable Rate Security; the rate shown is as of June 30, 2014.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corp.

FFCB –  Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

FNMA –  Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Akron Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2014	90,000	$91,793
Cincinnati Ohio GO, 5.000% Due 12/01/2017*	75,000	80,048
Cincinnati Ohio Various Purpose GO Unlimited, 2.000% Due 12/01/2024	100,000	91,610
Gahanna Ohio GO (AMBAC Insured), 5.000% Due 12/01/2018*	400,000	427,216
Groveport Ohio GO Limited (AMBAC Insured), 3.500% Due 12/01/2023	185,000	195,353
Harrison Ohio GO Unlimited Bond Anticipation Notes, 1.750% Due 10/23/2014	750,000	752,618
Hudson City Ohio GO Limited, 5.000% Due 12/01/2035*	200,000	213,608
Mason Ohio GO Limited, 4.000% Due 12/01/2020	375,000	404,104
Mentor Ohio GO (MBIA Insured), 5.000% Due 12/01/2015	140,000	148,540
Twinsburg Ohio GO Limited, 2.000% Due 12/01/2014	200,000	201,420
Vandalia Ohio GO Limited Bond, 5.250% Due 12/01/2018	500,000	510,495
Westerville Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2024	40,000	45,122
Westerville Ohio GO Limited – Prerefunded, 5.000% Due 12/01/2024*	405,000	464,041
Westerville Ohio GO Limited, 1.750% Due 12/01/2014	100,000	100,678
Wooster Ohio GO Limited, 2.000% Due 12/01/2014	100,000	100,594
6.6% – Total For General Obligation – City		$3,827,240
Cuyahoga County Ohio Capital Improvement GO Limited, 5.000% Due 12/01/2016	325,000	360,171
Erie County Ohio GO Limited (XLCA Insured), 4.000% Due 10/01/2014	135,000	136,287
Greene County Ohio GO Limited (AMBAC Insured), 4.000% Due 12/01/2017	450,000	494,204
Hamilton County Ohio Various Purpose GO Limited, 4.000% Due 12/01/2018	160,000	176,578

Municipal Income Securities – Bonds	Face Value	Fair Value
Montgomery County Ohio GO Limited, 2.000% Due 12/01/2014	100,000	$100,698
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	277,425
Summit County Ohio GO Limited, 4.000% Due 12/01/2023	300,000	334,062
3.2% – Total For General Obligation – County		$1,879,425
Ohio GO Unlimited Common Schools, 5.000% Due 09/15/2016	200,000	220,410
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	974,986
Ohio GO Unlimited Higher Education – Series C, 5.000% Due 08/01/2016	370,000	405,912
Ohio Infrastructure Improvement GO Unlimited, 5.000% Due 08/01/2022	500,000	606,380
Ohio Infrastructure Improvement GO, 5.000% Due 09/01/2025*	90,000	92,883
4.0% – Total For General Obligation – State		$2,300,571
Arizona Board of Regents Revenue Arizona State University, 5.000% Due 08/01/2028	815,000	935,954
Arizona Board of Regents Revenue Arizona State University, 5.750% Due 07/01/2023	300,000	347,862
Bowling Green State University Ohio General Receipt Revenue, 3.000% Due 06/01/2016	300,000	307,644
Colorado Board of Governors University Enterprise System Revenue, 5.000% Due 03/01/2027	225,000	273,163
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.000% Due 11/01/2025	290,000	340,164
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.250% Due 11/01/2023	220,000	250,868
Florida Atlantic University Finance Corp. Capital Improvement Revenue, 5.000% Due 07/01/2016	250,000	265,197
Florida State Board of Governors Florida Atlantic University Parking Revenue, 3.000% Due 07/01/2016	300,000	314,436

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Florida State Board of Governors Florida State University Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	$661,626
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	500,000	556,510
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	200,106
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,130,293
Miami University Ohio Revenue, 4.000% Due 09/01/2027	300,000	319,326
Miami University Ohio Revenue (AMBAC Insured), 5.000% Due 09/01/2015	250,000	263,790
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	118,324
Miami University Ohio Revenue (AMBAC Insured), 5.250% Due 09/01/2017	150,000	170,793
Ohio Higher Education Facilities Commission Revenue – Xavier University Project, 5.000% Due 05/01/2016	150,000	162,065
Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	172,972
Ohio Higher Education Facilities Revenue University of Dayton, 5.500% Due 12/01/2024	250,000	285,740
Ohio State Higher Educational Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	176,292
Ohio State University Revenue, 4.000% Due 12/01/2015	740,000	779,390
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	157,556
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2022	110,000	129,645
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026	500,000	574,705

Municipal Income Securities – Bonds	Face Value	Fair Value
Purdue Indiana University Certificates of Participation, 5.250% Due 07/01/2017	300,000	$339,615
University of Akron General Receipts Revenue (AGM Insured), 5.000% Due 01/01/2022	350,000	395,234
University of Cincinnati – University Center Project Certificate of Participation, 5.000% Due 06/01/2022	400,000	410,884
University of Cincinnati General Receipts Revenue Series G, 5.000% Due 06/01/2017	280,000	314,980
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	250,000	280,940
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	355,818
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2026	470,000	545,238
University of Toledo Revenue, 5.000% Due 06/01/2021	300,000	349,395
University of Toledo Revenue, 5.000% Due 06/01/2026	885,000	995,218
22.2% – Total For Higher Education		$12,881,743
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 09/01/2017	125,000	140,810
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 6.000% Due 07/01/2027	250,000	314,510
Butler County Ohio Hospital Facilities Revenue – Cincinnati Children's Hospital (National RE Insured), 5.000% Due 05/15/2031	400,000	420,064
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	361,167
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.250% Due 06/01/2025	950,000	1,078,031

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	$551,945
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	349,572
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2020	170,000	199,407
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2025	430,000	474,660
6.7% – Total For Hospital/Health Bonds		$3,890,166
Cleveland Ohio Parking Facility (AGM Insured), 4.000% Due 09/15/2015*	50,000	52,264
Cleveland Ohio Parking Facility (AGM Insured), 4.000% Due 09/15/2015	100,000	104,169
Fulton County Georgia Public Purpose Project Certificates of Participation, 5.000% Due 11/01/2015	180,000	189,767
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	322,260
Kentucky Association of Counties Financing Corp. Revenue, 4.250% Due 02/01/2023	200,000	211,964
Knox County Ohio Career Center Certificates of Participation, 2.000% Due 12/01/2015	120,000	122,939
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	845,265
Mason Ohio Certificate of Participation – Community Center Project, 3.625% Due 12/01/2018	150,000	161,160
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	534,095
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	106,264
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 1.500% Due 08/01/2018	100,000	101,030

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 2.000% Due 08/01/2016	200,000	$205,898
Ohio Capital Facilities Lease Appropriation Revenue, 4.000% Due 04/01/2026	150,000	159,186
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2024	275,000	318,156
Ohio Parks and Recreation Capital Facilities, (FSA Insured), 5.250% Due 02/01/2018*	315,000	324,274
6.4% – Total For Revenue Bonds – Facility		$3,758,691
Akron Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2016	250,000	273,510
Indiana Evansville Waterworks District Revenue, 5.000% Due 01/01/2022	300,000	352,986
Butler County Ohio Water and Sewer GO Limited, 3.500% Due 12/01/2017	400,000	431,352
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023*	10,000	12,226
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023	120,000	141,599
Clermont County Ohio Sewer System Revenue, 2.000% Due 08/01/2018	300,000	301,875
Green County Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018*	145,000	154,760
Hamilton County Ohio Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021	500,000	529,115
Kentucky State Rural Water Finance Corp. Public Project Revenue, 2.500% Due 02/01/2022	400,000	398,080
North Texas Municipal Water District Water System Revenue, 5.250% Due 09/01/2022	415,000	480,450
Ohio Water Development Authority Revenue, 5.000% Due 12/01/2022	275,000	335,714
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	266,273
Toledo Ohio Waterworks Revenue, 3.000% Due 11/15/2025	170,000	169,833
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	402,613

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Washington County Oregon Clean Water Services Sewer Revenue Senior Lien Series A, 5.250% Due 10/01/2025	290,000	$340,959
7.9% – Total For Revenue Bonds – Water & Sewer		$4,591,345
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	112,934
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	164,986
Clermont County Ohio Transportation District Roadway Improvement Revenue Bond, 2.000% Due 12/01/2017	240,000	246,317
Cleveland Ohio Non Tax Revenue Stadium Project (AMBAC Insured), 5.000% Due 12/01/2014	400,000	407,716
Florida Board of Education Lottery Revenue, 4.000% Due 07/01/2022	105,000	115,684
Florida Escambia County Pollution Control Revenue, @.100% Due 04/11/2019	775,000	781,673
Kentucky State Bond Corp. Financing Program Revenue, 3.000% Due 02/01/2026	235,000	229,809
Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020	600,000	697,218
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2022	250,000	300,192
Ohio Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	344,916
Ohio Major New Street Infrastructure Project Revenue, 3.000% Due 12/15/2014	200,000	202,590
Ohio Major New Street Infrastructure Project Revenue, 5.000% Due 06/15/2015	100,000	104,622
Ohio Revitalization Project Revenue, 3.000% Due 10/01/2016*	100,000	105,988
6.6% – Total For Other Revenue Bonds		$3,814,645
Barberton Ohio CSD GO, (SDCEP Insured), 4.750% Due 12/01/2023	300,000	333,033
Boone County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 05/01/2019	500,000	509,360

Municipal Income Securities – Bonds	Face Value	Fair Value
Brookville Ohio LSD GO Limited (FSA Insured), 4.000% Due 12/01/2019	120,000	$127,099
Bullitt County Kentucky SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	324,321
Chillicothe Ohio CSD GO (FGIC Insured), 4.000% Due 12/01/2018	300,000	316,668
Cincinnati Ohio CSD GO (FGIC Insured), 5.000% Due 12/01/2014	225,000	229,502
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	116,235
Columbus Ohio CSD GO, 5.000% Due 12/01/2020	150,000	174,610
Columbus Ohio CSD GO Limited, 2.000% Due 12/01/2015	130,000	133,221
Columbus Ohio CSD School Facilities Construction and Improvement GO, 4.000% Due 12/01/2023	175,000	188,991
Delaware Ohio CSD, GO (MBIA Insured), 5.000% Due 12/01/2020*	250,000	254,980
Dublin Ohio CSD GO Unlimited, 5.000% Due 12/01/2026	500,000	582,350
Fairbanks Ohio LSD GO Unlimited, 1.000% Due 12/01/2014	105,000	105,366
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	492,694
Green County Kentucky SD Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/01/2017	370,000	387,586
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured), 4.000% Due 01/01/2021	110,000	121,291
Hardin County Kentucky SD Finance Corp. Revenue, 2.500% Due 06/01/2021	100,000	98,497
Jackson Ohio Local SD Stark and Summit Counties GO Unlimited (FSA Insured), 5.000% Due 12/01/2014	300,000	305,976
Keller Texas Independent SD GO Unlimited, 4.500% Due 02/15/2020	250,000	281,070
Kenston Ohio LSD Improvement GO Unlimited, 5.000% Due 12/01/2019	150,000	172,802

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Kenton County Kentucky SD Finance Corp. School Building Revenue, 4.500% Due 02/01/2025	300,000	$327,699
Kentucky Interlocal School Transportation Association Educational Facilities Lease Certificate of Participation, 2.300% Due 12/01/2014	450,000	453,789
Kettering Ohio CSD GO Unlimited, 4.750% Due 12/01/2018	250,000	274,182
Knox County Kentucky SD Finance Corp. Revenue Bond, 2.000% Due 12/01/2019	360,000	351,911
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	250,397
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	125,000	134,333
Lakota Ohio LSD GO Unlimited, 5.000% Due 12/01/2021	350,000	415,884
Loveland Ohio CSD School Improvement GO Unlimited, 5.000% Due 12/01/2015	100,000	106,701
Mahoning County Ohio Career and Technical Center Board of Education Certificates of Participation, 3.500% Due 12/01/2018	100,000	104,282
Mariemont Ohio CSD GO (FSA Insured), 4.400% Due 12/01/2023	515,000	522,349
Mariemont Ohio CSD School Facilities Project Certificate of Participation, 1.500% Due 12/01/2017	175,000	174,710
Marion County Kentucky SD Finance Corp. Revenue, 3.800% Due 10/01/2017	130,000	134,489
Marshall County Kentucky SD Finance Corp. School Building Revenue, 3.000% Due 03/01/2015	250,000	254,537
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	177,055
Mason Ohio CSD, 5.000% Due 12/01/2015*	30,000	32,041
Mason Ohio CSD (FGIC Insured), 5.000% Due 12/01/2015	105,000	112,068
Meade County Kentucky SD Finance Corp. School Building Revenue (Natl-RE Seek Insured), 4.000% Due 09/01/2020	155,000	160,388

Municipal Income Securities – Bonds	Face Value	Fair Value
Medina Ohio CSD GO, 5.000% Due 12/01/2023*	280,000	$292,306
Miami Trace Ohio LSD GO Unlimited (SDCEP Insured), 1.000% Due 12/01/2014	75,000	75,262
Nelsonville York Ohio CSD School Facilities Construction Improvement GO (SDCEP Insured), 5.250% Due 12/01/2014	145,000	147,836
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	154,997
Oregon Ohio CSD GO Unlimited, 3.000% Due 12/01/2024	140,000	136,443
Pickerington Ohio LSD GO (National RE Insured), 4.500% Due 12/01/2023	500,000	532,195
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	276,782
Ravenna Ohio CSD GO Unlimited, 2.000% Due 01/15/2023	345,000	323,903
Reynoldsburg Ohio CSD GO, 5.000% Due 12/01/2020	200,000	223,420
Kentucky Property and Buildings Commission Revenue, 4.125% Due 11/01/2014	400,000	405,220
Scott County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 02/01/2018	100,000	102,379
Springboro Ohio CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	359,005
Switzerland Ohio LSD GO Unlimited (SDCEP Insured), 4.000% Due 12/01/2026	415,000	444,212
Sycamore Ohio Community SD GO, 4.375% Due 12/01/2018	400,000	428,604
Sylvania Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	300,000	333,609
Vermillion Ohio LSD Certificates of Participation, 2.000% Due 12/01/2014	150,000	151,140
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	259,357
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	192,252
Wayne Trace Ohio LSD GO (SDCEP Insured), 3.000% Due 12/01/2020	320,000	320,512

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2014 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	$252,242
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2014	240,000	245,542
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2017	460,000	532,924
Wyoming Ohio CSD School Improvement GO Unlimited, 3.000% Due 12/01/2018	160,000	170,136
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 2.000% Due 12/01/2014	100,000	100,719
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	223,126
27.5% – Total For School District		$15,926,590
Kentucky Asset and Liability Commission Revenue, 5.250% Due 09/1/2023	965,000	1,162,632
Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	477,103
Ohio Building Authority Revenue, 5.000% Due 10/01/2020	215,000	251,154
Ohio Building Authority Revenue Administrative Building Fund Series A, 4.000% Due 10/01/2014	175,000	176,668
Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	205,913
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	151,416
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 5.000% Due 09/01/2020	350,000	410,791
4.9% – Total For State Agency		$2,835,677
Iowa Finance Authority Single Family Mortgage Revenue Mortgage Backed Securities Program (GNMA/FNMA/FHLMC Insured), 4.800% Due 07/01/2024	60,000	62,231
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	300,000	310,296

Municipal Income Securities – Bonds	Face Value	Fair Value
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	100,000	$104,040
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	225,000	230,963
Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	295,000	304,587
Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	175,000	177,749
2.1% – Total For Housing		$1,189,866
Total Municipal Income Securities – Bonds 98.1%		$56,895,959
(Identified Cost $55,044,768)
Cash Equivalents	Shares
Federated Ohio Municipal Cash Trust Money Market Fund, 0.01%**	1,047,573	1,047,573
Total Cash Equivalents 1.8%		$1,047,573
(Identified Cost $1,047,573)
Total Portfolio Value 99.9%		$57,943,532
(Identified Cost $56,092,341)
Other Assets in Excess of Liabilities 0.1%		$44,906
Total Net Assets 100.0%		$57,988,438
*	Pre-refunded/Escrowed-to-Maturity Bonds; as of June 30, 2014, these bonds represented 5.2% of total assets.
**	Variable Rate Security; the rate shown is as of June 30, 2014.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

SD – School District

SDCEP – Ohio School District Credit Enhancement Program

XLCA – XL Capital Assurance Inc.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2014 – Unaudited

Statements of Assets and Liabilities

	Equity Income Fund	Growth Fund	Opportunity Fund
Assets:
Investment Securities at Fair Value*	$147,399,156	$56,907,216	$45,097,632
Dividends and Interest Receivable	72,274	44,137	56,137
Securities Sold Receivable	—	—	604,399
Total Assets	$147,471,430	$56,951,353	$45,758,168
Liabilities:
Accrued Management Fees	$119,853	$46,252	$36,962
Securities Purchased Payable	—	—	452,112
Total Liabilities	$119,853	$46,252	$489,074
Net Assets	$147,351,577	$56,905,101	$45,269,094
Net Assets Consist of:
Paid in Capital	$104,259,923	$39,897,614	$32,171,062
Accumulated Undistributed Net Investment Income (Loss)	975,386	90,151	47,162
Accumulated Net Realized Gain (Loss) from Security Transactions	6,995,091	683,044	2,733,246
Net Unrealized Gain on Investments	35,121,177	16,234,292	10,317,624
Net Assets	$147,351,577	$56,905,101	$45,269,094
Shares Outstanding (Unlimited Amount Authorized)	5,946,547	1,709,587	1,035,201
Offering, Redemption and Net Asset Value Per Share	$24.78	$33.29	$43.73
*Identified Cost of Investment Securities	$112,277,979	$40,672,924	$34,780,008

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2014 – Unaudited

Statements of Assets and Liabilities – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$10,260,386	$19,001,104	$217,259,737	$57,943,532
Cash & Cash Equivalents	(81)	4	—	—
Dividends and Interest Receivable	28,664	28,701	1,666,098	426,799
Fund Shares Sold Receivable	—	—	0	—
Total Asset	$10,288,969	$19,029,809	$218,925,835	$58,370,331
Liabilities:
Accrued Management Fees	$9,185	$15,363	$151,892	$30,683
Securities Purchased Payable	—	—	—	351,210
Total Liabilities	$9,185	$15,363	$151,892	$381,893
Net Assets	$10,279,784	$19,014,446	$218,773,943	$57,988,438
Net Assets Consist of:
Paid in Capital	$5,397,181	$14,920,445	$209,908,674	$56,039,732
Accumulated Undistributed Net Investment Income	38,331	182,730	60,354	6,651
Accumulated Net Realized (Loss) from Security Transactions	488,911	(554,598)	1,111,854	90,864
Net Unrealized Gain on Investments	4,355,361	4,465,869	7,693,061	1,851,191
Net Assets	$10,279,784	$19,014,446	$218,773,943	$57,988,438
Shares Outstanding (Unlimited Amount Authorized)	674,944	712,642	12,868,325	3,365,893
Offering, Redemption and Net Asset Value Per Share	$15.23	$26.68	$17.00	$17.23
*Identified Cost of Investment Securities	$5,905,025	$14,535,235	$209,566,676	$56,092,341

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2014 – Unaudited

Statements of Operations

	Equity Income Fund	Growth Fund	Opportunity Fund
	Six Months Ended 6/30/2014	Six Months Ended 6/30/2014	Six Months Ended 6/30/2014
Investment Income:
Interest	$245	$124	$49
Dividends	1,649,121	357,409	263,815
Total Investment Income	$1,649,366	$357,533	$263,864
Expenses:
Gross Management Fee	$673,980	$267,381	$216,702
Net Expenses	$673,980	$267,381	$216,702
Net Investment Income	$975,386	$90,152	$47,162
Realized and Unrealized Gains:
Net Realized Gain from Security Transactions	$4,529,078	$2,401,075	$2,733,246
Net Change in Unrealized Gain/Loss on Investments	4,403,041	2,010,444	(1,141,122)
Net Gain on Investments	$8,932,119	$4,411,519	$1,592,124
Net Change in Net Assets from Operations	$9,907,505	$4,501,671	$1,639,286

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2014 – Unaudited

Statements of Operations – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Six Months Ended 6/30/2014	Six Months Ended 6/30/2014	Six Months Ended 6/30/2014	Six Months Ended 6/30/2014
Investment Income:
Interest	$208	$—	$3,443,081	$811,505
Dividends	195,375	335,473*	98,798	—
Total Investment Income	$195,583	$335,473	$3,541,879	$811,505
Expenses:
Gross Management Fee	53,871	$84,950	$922,452	$183,968
Net Expenses	$53,871	$84,950	$922,452	$183,968
Net Investment Income	$141,712	$250,523	$2,619,427	$627,537
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$460,230	$81,354	$1,114,095	$90,864
Net Change in Unrealized Gain/Loss on Investments	1,066,660	793,388	5,911,905	1,237,843
Net Gain on Investments	$1,526,890	$874,742	$7,026,000	$1,328,707
Net Change in Net Assets from Operations	$1,668,602	$1,125,265	$9,645,427	$1,956,244
*	Net of foreign tax withholdings and ADR fees of $63,696.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2014

Statements of Changes in Net Assets

	Equity Income Fund		Growth Fund		Opportunity Fund
	Six Months Ended 6/30/2014*	Year Ended 12/31/2013	Six Months Ended 6/30/2014*	Year Ended 12/31/2013	Six Months Ended 6/30/2014*	Year Ended 12/31/2013
Operations:
Net Investment Income	$975,386	$1,410,854	$90,152	$259,035	$47,162	$117,467
Net Realized Gain from Security Transactions	4,529,078	10,054,641	2,401,075	4,870,166	2,733,246	6,269,230
Net Change in Unrealized Gain/Loss on Investments	4,403,041	18,300,116	2,010,444	8,435,537	(1,141,122)	7,201,015
Net Change in Net Assets from Operations	$9,907,505	$29,765,611	$4,501,671	$13,564,738	$1,639,286	$13,587,712
Distributions to Shareholders:
Net Investment Income	$—	$(1,415,182)	$—	$(262,101)	$—	$(173,323)
Net Realized Gain from Security Transactions	—	(8,031,682)	—	(2,156,525)	—	(2,786,957)
Net Change in Net Assets from Distributions	$—	$(9,446,864)	$—	$(2,418,626)	$—	$(2,960,280)
Capital Share Transactions:
Proceeds From Sale of Shares	$10,972,545	$22,543,598	$1,882,317	$5,881,172	$909,996	$3,335,221
Shares Issued on Reinvestment of Distributions	—	8,529,031		2,322,238	—	2,847,029
Cost of Shares Redeemed	(4,668,767)	(10,373,850)	(2,728,528)	(11,116,420)	(1,661,257)	(5,035,169)
Net Change in Net Assets from Capital Share Transactions	$6,303,778	$20,698,779	$(846,211)	$(2,913,010)	$(751,261)	$1,147,081
Net Change in Net Assets	$16,211,283	$41,017,526	$3,655,460	$8,233,102	$888,025	$11,774,513
Net Assets at Beginning of Year	$131,140,294	$90,122,768	$53,249,641	$45,016,539	$44,381,069	$32,606,556
Net Assets at End of Year.	$147,351,577	$131,140,294	$56,905,101	$53,249,641	$45,269,094	$44,381,069
Including accumulated net investment income (loss) of	$975,386	$—	$90,151	$—	$47,162	$—
*	Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2014

Statements of Changes in Net Assets – continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Six Months Ended 6/30/2014*	Year Ended 12/31/2013	Six Months Ended 6/30/2014*	Year Ended 12/31/2013	Six Months Ended 6/30/2014*	Year Ended 12/31/2013	Six Months Ended 6/30/2014*	Year Ended 12/31/2013
Operations:
Net Investment Income	$141,712	$157,329	$250,523	$256,266	$2,619,427	$4,421,102	$627,537	$1,153,774
Net Realized Gain (Loss) from Security Transactions	460,230	608,772	81,354	(110,941)	1,114,095	1,994,065	90,864	62,585
Net Change in Unrealized Gain/Loss on Investments	1,066,660	(598,065)	793,388	1,960,511	5,911,905	(11,355,772)	1,237,843	(1,918,870)
Net Change in Net Assets from Operations	$1,668,602	$168,036	$1,125,265	$2,105,836	$9,645,427	$(4,940,605)	$1,956,244	$(702,511)
Distributions to Shareholders:
Net Investment Income	$(116,663)	$(213,426)	$—	$(297,445)	$(2,594,786)	$(5,229,388)	$(622,756)	$(1,151,181)
Net Realized Gain from Security Transactions	—	(535,834)	—	—	—	(1,152,307)	—	(63,308)
Net Change in Net Assets from Distributions	$(116,663)	$(749,260)	$—	$(297,445)	$(2,594,786)	$(6,381,695)	$(622,756)	$(1,214,489)
Capital Share Transactions:
Proceeds From Sale of Shares	$101,863	$1,987,039	$1,517,301	$1,880,692	$10,356,685	$57,049,189	$3,755,863	$22,333,760
Shares Issued on Reinvestment of Distributions	32,784	590,871	—	151,514	435,069	2,028,358	15,931	107,584
Cost of Shares Redeemed	(1,544,196)	(2,897,720)	(372,793)	(926,489)	(23,736,680)	(28,224,585)	(3,405,994)	(8,022,837)
Net Change in Net Assets from Capital Share Transactions	$(1,409,549)	$(319,810)	$1,144,508	$1,105,717	$(12,944,926)	$30,852,962	$365,800	$14,418,507
Net Change in Net Assets	$142,390	$(901,034)	$2,269,773	$2,914,108	$(5,894,285)	$19,530,662	$1,699,288	$12,501,507
Net Assets at Beginning of Year	$10,137,394	$11,038,428	$16,744,673	$13,830,565	$224,668,228	$205,137,566	$56,289,150	$43,787,643
Net Assets at End of Year	$10,279,784	$10,137,394	$19,014,446	$16,744,673	$218,773,943	$224,668,228	$57,988,438	$56,289,150
Including accumulated net investment income (loss) of	$38,331	$13,282	$182,730	$(67,793)	$60,354	$35,713	$6,651	$1,870
*	Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2014*		Year Ended December 31
			2013	2012	2011	2010	2009
Net Asset Value Beginning of Period	$23.11		$19.00	$17.33	$17.14	$15.66	$13.07
Operations:
Net Investment Income	0.16		0.27	0.29	0.25	0.25	0.24
Net Gains (Losses) on Securities (Realized & Unrealized)	1.51		5.63	2.38	0.19	1.48	2.59
Total Operations	$1.67		$5.90	$2.67	$0.44	$1.73	$2.83
Distributions:
Net Investment Income	—		(0.27)	(0.30)	(0.25)	(0.25)	(0.23)
Net Realized Capital Gains	—		(1.52)	$(0.70)	—	—	$(0.01)
Total Distributions	$—		$(1.79)	$(1.00)	$(0.25)	$(0.25)	$(0.24)
Net Asset Value End of Period	$24.78		$23.11	$19.00	$17.33	$17.14	$15.66
Total Return(a)	7.23	%(b)	31.09%	15.48%	2.59%	11.05%	(21.66)%
Net Assets, End of Period (Millions)	$147.35		$131.14	$90.12	$69.50	$58.33	$49.74
Ratios(c)
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	1.45	%(c)	1.27%	1.61%	1.58%	1.65%	1.85%
Portfolio Turnover Rate	8.31	%(b)	34.31%	35.15%	53.70%	42.37%	48.23%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2014*		Year Ended December 31
			2013	2012	2011	2010	2009
Net Asset Value Beginning of Period	$30.66		$24.43	$21.70	$22.51	$20.85	$16.85
Operations:
Net Investment Income	0.05		0.16	0.16	0.12	0.17	0.15
Net Gains (Losses) on Securities (Realized & Unrealized)	2.58		7.53	2.73	(0.79)	1.65	3.98
Total Operations	$2.63		$7.69	$2.89	$(0.67)	$1.82	$4.13
Distributions:
Net Investment Income	—		(0.16)	(0.16)	(0.14)	(0.16)	(0.13)
Net Realized Capital Gains	—		(1.30)	—	—	—	—
Total Distributions	$—		$(1.46)	$(0.16)	$(0.14)	$(0.16)	$(0.13)
Net Asset Value End of Period	$33.29		$30.66	$24.43	$21.70	$22.51	$20.85
Total Return(a)	8.58	%(b)	31.50%	13.33%	(2.97)%	8.74%	(24.52)%
Net Assets, End of Period (Millions)	$56.91		$53.25	$45.02	$51.13	$40.15	$40.88
Ratios
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	0.34	%(c)	0.52%	0.58%	0.73%	0.75%	0.84%
Portfolio Turnover Rate	14.85	%(b)	41.17%	49.03%	68.21%	48.73%	76.77%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2014*		Year Ended December 31
			2013	2012	2011	2010	2009
Net Asset Value Beginning of Period	$42.14		$31.69	$27.64	$30.74	$24.06	$15.45
Operations:
Net Investment Income	0.05		0.12	0.48	—	0.18	0.10
Net Gains (Losses) on Securities (Realized & Unrealized)	1.54		13.33	4.08	(3.08)	6.68	8.61
Total Operations	$1.59		$13.45	$4.56	$(3.08)	$6.86	$8.71
Distributions:
Net Investment Income	—		(0.17)	(0.51)	—	(0.18)	(0.10)
Return of Capital	—		—	—	(0.02)	—	—
Net Realized Capital Gains	—		(2.83)	—	—	—	—
Total Distributions	$—		$(3.00)	$(0.51)	$(0.02)	$(0.18)	$(0.10)
Net Asset Value End of Period	$43.73		$42.14	$31.69	$27.64	$30.74	$24.06
Total Return(a)	3.77	%(b)	42.51%	16.54%	(10.03)%	28.52%	56.39%
Net Assets, End of Period (Millions)	$45.27		$44.38	$32.61	$32.94	$44.46	$39.47
Ratios
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	0.22	%(c)	0.30%	1.49%	0.01%	0.61%	0.53%
Portfolio Turnover Rate	23.63	%(c)	72.36%	97.80%	94.32%	100.98%	115.74%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2014*		Year Ended December 31
			2013	2012	2011	2010	2009
Net Asset Value Beginning of Period	$13.20		$14.05	$13.32	$12.54	$10.92	$9.30
Operations:
Net Investment Income	0.20		0.22	0.21	0.32	0.16	0.28
Net Return of Capital	—		—	—	—	0.10	0.06
Net Gains (Losses) on Securities (Realized & Unrealized)	2.00		(0.04)**	1.81	0.71	2.59	1.65
Total Operations	$2.20		$0.18	$2.02	$1.03	$2.85	$1.99
Distributions:
Net Investment Income	(0.17)		(0.29)	(0.24)	(0.25)	(0.29)	(0.28)
Return of Capital	—		—	—	—	—	(0.09)
Net Realized Capital Gains	—		(0.74)	(1.05)	—	(0.94)	—
Total Distributions	$(0.17)		$(1.03)	$(1.29)	$(0.25)	$(1.23)	$(0.37)
Net Asset Value End of Period	$15.23		$13.20	$14.05	$13.32	$12.54	$10.92
Total Return(a)	16.67	%(b)	1.19%	15.28%	8.25%	26.46%	22.34%
Net Assets, End of Period (Millions)	$10.28		$10.14	$11.04	$9.59	$6.71	$7.46
Ratios
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	2.63	%(c)	1.43%	1.34%	1.10%	1.41%	3.17%
Portfolio Turnover Rate	1.04	%(b)	9.97%	25.78%	3.19%	0.00%	6.19%

*	Unaudited
**	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2014*		Year Ended December 31
			2013	2012	2011	2010	2009
Net Asset Value Beginning of Period	$25.07		$22.23	$19.44	$23.50	$21.47	$16.12
Operations:
Net Investment Income (Loss)	0.36		0.39	0.44	0.46	0.26	0.20
Net Gains (Losses) on Securities (Realized & Unrealized)	1.25		2.90	2.82	(3.90)	2.32	5.49
Total Operations	$1.61		$3.29	$3.26	$(3.44)	$2.58	$5.69
Distributions:
Net Investment Income	—		(0.45)	(0.47)	(0.44)	(0.27)	(0.23)
Return of Capital	—		—	—	(0.01)	—	—
Net Realized Capital Gains	—		—	—	(0.17)	(0.28)	(0.11)
Total Distributions	$—		$(0.45)	$(0.47)	$(0.62)	$(0.55)	$(0.34)
Net Asset Value End of Period	$26.68		$25.07	$22.23	$19.44	$23.50	$21.47
Total Return(a)	6.42	%(b)	14.81%	16.80%	(14.61)%	12.00%	35.32%
Net Assets, End of Period (Millions)	$19.01		$16.74	$13.83	$11.09	$9.76	$6.35
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.19%	1.40%	1.40%	1.40%	1.40%
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	2.94	%(d)	1.51%	1.77%	1.67%	0.98%	(1.36)%
Average Net Assets after Waiver	2.94	%(d)	1.70%	2.17%	2.07%	1.38%	(1.76)%
Portfolio Turnover Rate	4.12	%(b)	5.23%	7.15%	24.16%	19.61%	22.12%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00%. (See Note #4.)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2014*		Year Ended December 31
			2013	2012	2011	2010	2009
Net Asset Value Beginning of Period	$16.47		$17.37	$17.34	$16.89	$16.59	$16.40
Operations:
Net Investment Income	0.20		0.35	0.43	0.55	0.58	0.61
Net Gains on Securities (Realized & Unrealized)	0.53		(0.76)	0.32	0.64	0.41	0.40
Total Operations	$0.73		$(0.41)	$0.75	$1.19	$0.99	$1.01
Distributions:
Net Investment Income	(0.20)		(0.41)	(0.48)	(0.56)	(0.58)	(0.61)
Return of Capital	—		—	—	0.00 (a)	—	—
Net Realized Capital Gains	—		(0.08)	(0.24)	(0.18)	(0.11)	(0.21)
Total Distributions	$(0.20)		$(0.49)	$(0.72)	$(0.74)	$(0.69)	$(0.82)
Net Asset Value End of Period	$17.00		$16.47	$17.37	$17.34	$16.89	$16.59
Total Return(b)	4.46	%(c)	(2.36)%	4.37%	7.12%	6.02%	6.27%
Net Assets, End of Period (Millions)	$218.77		$224.67	$205.14	$192.47	$183.36	$161.58
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.85	%(e)	0.92%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85	%(e)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.41	%(e)	2.00%	2.30%	3.03%	3.27%	3.66%
Average Net Assets after Waiver	2.41	%(e)	2.07%	2.45%	3.18%	3.42%	3.81%
Portfolio Turnover Rate	13.83	%(c)	48.53%	36.11%	34.41%	29.16%	34.17%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.85%. (See Note #4.)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2014*		Year Ended December 31
			2013	2012	2011	2010	2009
Net Asset Value Beginning of Period	$16.83		$17.49	$17.35	$16.56	$16.68	$16.09
Operations:
Net Investment Income	0.19		0.38	0.45	0.45	0.45	0.47
Net Gains (Losses) on Securities (Realized & Unrealized)	0.40		(0.64)	0.18	0.80	(0.12)	0.59
Total Operations	$0.59		$(0.26)	$0.63	$1.25	$0.33	$1.06
Distributions:
Net Investment Income	(0.19)		(0.38)	(0.45)	(0.46)	(0.45)	(0.47)
Return of Capital	—		—	—	0.00 (a)	—	—
Net Realized Capital Gains	—		(0.02)	(0.04)	—	—	—
Total Distributions	$(0.19)		$(0.40)	$(0.49)	$(0.46)	$(0.45)	$(0.47)
Net Asset Value End of Period	$17.23		$16.83	$17.49	$17.35	$16.56	$16.68
Total Return(b)	3.49	%(c)	(1.52)%	3.67%	7.62%	1.96%	6.61%
Net Assets, End of Period (Millions)	$57.99		$56.29	$43.79	$39.06	$32.89	$25.22
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.65	%(e)	0.81%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65	%(e)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.22	%(e)	2.10%	2.23%	2.35%	2.39%	2.63%
Average Net Assets after Waiver	2.22	%(e)	2.26%	2.58%	2.70%	2.74%	2.98%
Portfolio Turnover Rate	5.47	%(c)	8.96%	13.79%	5.49%	5.28%	4.69%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.65%. (See Note #4.)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

1)    Organization

The Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund (formerly Johnson Disciplined Mid-Cap Fund), Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth Fund and Fixed Income Fund began offering their shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Growth Fund	Long-term capital growth
Opportunity Fund	Long-term capital growth
Realty Fund	Above average dividend income and long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Equity Income Fund, Growth Fund, Opportunity Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified. The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Accounting Principles Generally Accepted in the United States of America (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

2)    Security Valuation and Transactions, continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities including U.S. Treasury Obligations are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

2)    Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s investment securities as of June 30, 2013:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Industrials	$19,351,996	$—	$—	$19,351,996
Telecommunication Services	2,480,150	—	—	2,480,150
Consumer Staples	25,921,695	—	—	25,921,695
Consumer Discretionary	8,342,963	—	—	8,342,963
Energy	22,183,571	—	—	22,183,571
Financial Services	21,813,210	—	—	21,813,210
Health Care	9,950,007	—	—	9,950,007
Information Technology	31,499,322	—	—	31,499,322
Cash Equivalents	5,856,242	—	—	5,856,242
Total	$147,399,156	$—	$—	$147,399,156

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Industrials	$8,793,619	$—	$—	$8,793,619
Consumer Staples	5,210,261	—	—	5,210,261
Consumer Discretionary	6,164,154	—	—	6,164,154
Energy	7,252,476	—	—	7,252,476
Financial Services	6,173,608	—	—	6,173,608
Health Care	6,640,032	—	—	6,640,032
Information Technology	14,714,686	—	—	14,714,686
Cash Equivalents	1,958,380			1,958,380
Total	$56,907,216	$—	$—	$56,907,216

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

2)    Security Valuation and Transactions, continued

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$2,208,532	$—	$—	$2,208,532
Industrials	9,837,930	—	—	9,837,930
Consumer Staples	3,377,064	—	—	3,377,064
Consumer Discretionary	7,500,339	—	—	7,500,339
Energy	2,645,021	—	—	2,645,021
Financial Services	7,291,716	—	—	7,291,716
Health Care	4,446,237	—	—	4,446,237
Information Technology	5,816,546	—	—	5,816,546
Utilities	931,332	—	—	931,332
Real Estate Investment Trusts	889,592	—	—	889,592
Cash Equivalents	153,323	—	—	153,323
Total	$45,097,632	$—	$—	$45,097,632

Realty Fund	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts:
Residential	$1,642,380	$—	$—	$1,642,380
Diversified	1,749,005	—	—	1,749,005
Health Care Facilities	1,079,806	—	—	1,079,806
Hotels/Motels	606,445	—	—	606,445
Office	1,093,804	—	—	1,093,804
Industrial	667,939	—	—	667,939
Retail	2,868,018	—	—	2,868,018
Timber	536,635	—	—	536,635
Cash Equivalents	16,354	—	—	16,354
Total	$10,260,386	$—	$—	$10,260,386

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

2)    Security Valuation and Transactions, continued

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,335,907	$—	$—	$1,335,907
Industrials	2,111,200	—	—	2,111,200
Telecommunication Services	1,567,959	—	—	1,567,959
Consumer Staples	1,569,196	—	—	1,569,196
Consumer Discretionary	1,562,231	—	—	1,562,231
Energy	1,588,243	—	—	1,588,243
Financial Services	4,529,154	—	—	4,529,154
Health Care	2,227,181	—	—	2,227,181
Information Technology	1,739,446	—	—	1,739,446
Utilities	438,629	—	—	438,629
Cash Equivalents	331,958	—	—	331,958
Total	$19,001,104	$—	$—	$19,001,104

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds
Bank and Finance	$—	$50,964,510	$—	$50,964,510
Industrials	—	39,773,509	—	39,773,509
Utilities	—	22,672,230	—	22,672,230
U.S. Government Treasury Obligations	—	27,829,193	—	27,829,193
U.S. Government Agency Obligations	—	6,505,375	—	6,505,375
U.S. Government Agency Obligations – Mortgage-Backed	—	34,981,844	—	34,981,844
Certificates of Deposit	—	239,477		239,477
Taxable Municipal Bonds	—	20,968,532	—	20,968,532
Non-Taxable Municipal Bonds	—	4,452,059	—	4,452,059
Preferred Stock	3,894,572	—	—	3,894,572
Cash Equivalents	4,978,436	—	—	4,978,436
Total	$8,873,008	$208,386,729	$—	$217,259,737

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

2)    Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds
General Obligation – City	$—	$3,827,240	$—	$3,827,240
General Obligation – County	—	1,879,425	—	1,879,425
General Obligation – State	—	2,300,571	—	2,300,571
Higher Education	—	12,881,743	—	12,881,743
Hospital/Health	—	3,890,166	—	3,890,166
Revenue Bonds – Facility	—	3,758,691		3,758,691
Revenue Bonds – Water & Sewer	—	4,591,345	—	4,591,345
Other Revenue	—	3,814,645	—	3,814,645
School District	—	15,926,590	—	15,926,590
State Agency	—	2,835,677	—	2,835,677
Housing	—	1,189,866	—	1,189,866
Cash Equivalents	1,047,573	—	—	1,047,573
Total	$1,047,573	$56,895,959	$—	$57,943,532

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the six months ended June 30, 2014, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the six months ended June 30, 2014.

3)    Significant Accounting Policies

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

3)    Significant Accounting Policies, continued

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code (the “Code”) available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and for the six months ended June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2010.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Realty Fund, Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Growth, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2013, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

Fund	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Equity Income Fund	$—	$4,328	$(4,328)
Growth Fund	(24,271)	3,066	21,205
Opportunity Fund	(48,914)	55,856	(6,942)
Realty Fund	—	69,379	(69,379)
Fixed Income Fund	—	843,999	(843,999)
Municipal Income Fund	—	(723)	723

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

4)    Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the six months ended June 30, 2014, as indicated below.

Fund	Effective Fee Ratio	Net Management Fee	Payable as of June 30, 2014
Equity Income Fund	1.00%	$673,980	$119,853
Growth Fund	1.00%	267,381	46,252
Opportunity Fund	1.00%	216,702	36,962
Realty Fund	1.00%	53,871	9,185
International Fund	1.00%	84,950	15,363
Fixed Income Fund	0.85%	922,452	151,892
Municipal Income Fund	0.65%	183,968	30,683

5)    Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $24,375 for the six months ended June 30, 2014, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2014, client accounts managed by the Adviser with full advisory discretion, held in aggregate the following:

Equity Income Fund	63.61%	International Fund	45.68%
Growth Fund	35.65%	Fixed Income Fund	82.89%
Opportunity Fund	65.12%	Municipal Income Fund	97.39%
Realty Fund	70.29%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

6)    Purchases and Sales of Securities

From January 1, 2014 through June 30, 2014, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$16,995,403	$11,002,609	$—	$—
Johnson Growth Fund	7,797,371	9,767,574	—	—
Johnson Opportunity Fund	10,232,147	10,944,280	—	—
Johnson Realty Fund	110,640	1,454,678	—	—
Johnson International Fund	2,242,539	632,872	—	—
Johnson Fixed Income Fund	27,489,897	33,680,978	6,314,358	11,913,277
Johnson Municipal Income Fund	3,468,115	3,003,901	—	—

7)    Capital Share Transactions

As of June 30, 2014, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Opportunity Fund		Johnson Realty Fund
	Six Months ended 6/30/2014	Year ended 12/31/2013	Six Months ended 6/30/2014	Year ended 12/31/2013	Six Months ended 6/30/2014	Year ended 12/31/2013	Six Months ended 6/30/2014	Year ended 12/31/2013
Shares Sold to Investors	471,189	1,031,688	59,844	213,011	21,600	87,534	6,935	131,792
Shares Issued on Reinvestment of Dividends	—	370,660	—	76,109	—	67,899	2,215	44,304
Subtotal	471,189	1,402,348	59,844	289,120	21.600	155,433	9,150	176,096
Shares Redeemed	(200,402)	(469,952)	(87,022)	(394,979)	(39,641)	(130,989)	(102,303)	(193,750)
Net Change During Period	270,787	932,396	(27,178)	(105,859)	(18,041)	24,444	(93,153)	(17,654)
Shares Outstanding:
Beginning of Period	5,675,760	4,743,364	1,736,765	1,842,624	1,053,242	1,028,798	768,097	785,751
End of Period	5,946,547	5,675,760	1,709,587	1,736,765	1,035,201	1,053,242	674,944	768,097

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

7)    Capital Share Transactions, continued

	Johnson International Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	Six Months ended 6/30/2014	Year ended 12/31/2013	Six Months ended 6/30/2014	Year ended 12/31/2013	Six Months ended 6/30/2014	Year ended 12/31/2013
Shares Sold to Investors	59,460	78,866	613,344	3,368,232	218,755	1,302,462
Shares Issued on Reinvestment of Dividends	—	6,063	25,789	122,052	930	6,361
Subtotal	59,640	84,929	639,133	3,490,284	219,685	1,308,823
Shares Redeemed	(14,784)	(39,033)	(1,411,159)	(1,658,591)	(198,671)	(467,682)
Net Change During Period	44,676	45,896	(772,026)	1,831,693	21,014	841,141
Shares Outstanding:
Beginning of Period	667,966	622,070	13,640,351	11,808,658	3,344,879	2,503,738
End of Period	712,642	667,966	12,868,325	13,640,351	3,365,893	3,344,879

8)    Security Transactions

As of June 30, 2014, the composition of unrealized appreciation (the excess of fair value over tax cost) and depreciation (the excess of tax cost over fair value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$112,277,979	$35,499,294	$(378,117)	$35,121,177
Johnson Growth Fund	40,672,924	16,474,469	(240,177)	16,234,292
Johnson Opportunity Fund	34,780,008	10,600,284	(282,660)	10,317,624
Johnson Realty Fund	5,905,025	4,410,684	(55,323)	4,355,361
Johnson International Fund	14,535,235	5,055,809	(589,940)	4,465,869
Johnson Fixed Income Fund	209,566,676	8,340,450	(647,389)	7,693,061
Johnson Municipal Income Fund	56,092,341	2,043,626	(192,435)	1,851,191

9)    Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

10)    Distributions to Shareholders

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2013	$1,415,182	$6,880,528	$1,151,154	—	$9,446,864
	2014	—	—	—	—	—
Johnson Growth Fund	2013	262,101	2,156,525	—	—	2,418,626
	2014	—	—	—	—	—
Johnson Opportunity Fund	2013	168,108	2,792,172	—	—	2,960,280
	2014	—	—	—	—	—
Johnson Realty Fund	2013	159,034	556,424	33,802	—	749,260
	2014	116,663	—	—	—	116,663
Johnson International Fund	2013	297,445	—	—	—	297,445
	2014	—	—	—	—	—
Johnson Fixed Income Fund	2013	5,229,388	1,152,307	—	—	6,381,695
	2014	2,594,786	—	—	—	2,594,786
Johnson Municipal Income Fund	2013	1,151,904	62,585	—	—	1,214,489
	2014	622,756	—	—	—	622,756

As of December 31, 2013, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	To Expire in 2016	Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Johnson Growth Fund	$1,699,407*	—	—	$1,699,407
Johnson International Fund	—	312,823	317,641	630,464

*	Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $566,469 per year.

As of December 31, 2013, the Johnson Growth Fund utilized prior year capital loss carryovers of $2,725,470, and the Johnson Opportunity Fund utilized prior year capital loss carryovers of $3,475,331.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

10)    Distributions to Shareholders, continued

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings on a tax basis
Johnson Equity Income Fund	$94,959	$—	$2,385,616	$30,703,574	$33,184,149
Johnson Growth Fund	—	(1,699,407)	—	14,205,223	12,505,816
Johnson Opportunity Fund	—	—	—	11,458,746	11,458,746
Johnson Realty Fund	13,282	—	32,669	3,284,713	3,330,664
Johnson International Fund	33,851	(630,463)	—	3,565,348	2,968,736
Johnson Fixed Income Fund	119,447	—	152,862	1,542,319	1,814,628
Johnson Municipal Income Fund	1,870	—	—	613,348	615,218

DISCLOSURE OF EXPENSES
June 30, 2014 – Unaudited

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2013 and held through June 30, 2014.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value December 31, 2013	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1, 2014 – June 30, 2014
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,072.26	$5.14
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,085.78	$5.17
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,037.73	$5.05
Hypothetical Return	$1,000.00	$1019.84	$5.06
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,166.69	$5.37
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson International Fund
Actual Fund Return	$1,000.00	$1,064.22	$5.12
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,044.58	$4.31
Hypothetical Return	$1,000.00	$1,020.58	$4.30
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,034.92	$3.28
Hypothetical Return	$1,000.00	$1,021.57	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 28, 2014. In considering the continuance of the Management Agreements, the Board of Trustees received materials from the Adviser addressing the following factors including the Adviser’s business, its personnel and operations, the investment performance of the Funds for various periods ended March 31, 2014; the services provided by the Adviser to the Funds, the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; compliance and economies of scale. Independent legal counsel assisted the Trustees throughout the agreement review process. The Trustees relied upon the advice of Counsel, and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.

As to the performance of the Funds, the Trustees considered the detailed December 31, 2013 performance data discussed in the February, 2014 Board Meeting, as well as the performance data presented by the Adviser through March 31, 2014. Each report showed the Fund’s performance over the prior 3-month, 1-year, 3-year, and longer periods as applicable through March 31, 2014. Information regarding each Fund's performance was compared to a group of funds of similar size, style and objective (the “Peer Group”), and the Fund’s benchmark index. The Trustees also considered the Morningstar percentile ranking by Morningstar category for each of the Funds. They also discussed, with representatives of the Adviser, the Adviser’s expectations as to each Fund’s “risk,” measured by standard deviation as opposed to its benchmark.

The Trustees reviewed each of the Funds individually. The Trustees recognized that the Equity Income Fund had underperformed the S&P 500 index and its Peer Group average for the 1-year period and had performed in line with the index and outperformed the Peer Group for the 3-year period. The Trustees considered that the Growth Fund had outperformed the S&P 500 Index and its Peer Group average for the 1-year period, although it had underperformed for longer periods. The Trustees noted that the Fund’s Morningstar rating had improved from a 2-star rating to a 3-star rating. With respect to the Opportunity Fund (formerly the Disciplined Mid-Cap Fund), the Trustees considered that the Fund had outperformed the Peer Group average and the Russell Mid Cap Index for the 1-year and 5-year periods, but underperformed the Peer Group average and Russell Mid Cap Index for the 3-year period. The Trustees noted that the Fund’s Morningstar rating had improved from a 2-star to a 3-star rating. The Board next discussed the performance of the Realty Fund, noting that it had underperformed its Peer Group average and benchmark for each period. The Trustees noted, however, that although the Realty Fund had an overall 2-star rating from Morningstar, it had a 3-star rating for its three year rating. The Trustees recognized that the International Fund was on their watchlist because of trailing performance, and that it had underperformed its Peer Group average and benchmarks over each period. They noted, however, that the Fund’s performance since inception was in line with the Peer Group average. In addition, they noted that much of the Fund’s underperformance against the MSCI EAFE Index was due to the Fund’s greater investment in emerging markets, as indicated by much less underperformance against the MSCI ACWI ex USA Index. The Trustees recognized that the Fixed Income Fund underperformed the Barclays U.S. Aggregate Index and Peer Group average for each period, but noted that the Fixed Income Fund’s performance since 2003 was in line with the Peer Group average. The Trustees recognized that the Municipal Income Fund had underperformed the Barclays 5-year GO Index for each period other than the 3-year period and that it had underperformed its Peer Group average for each period other than the 1-year period. They noted, however, that the Municipal Income Fund had experienced less volatility than its Peer Group over the last three years and that the Fund’s performance since 2003 was in line with the Peer Group average. After discussion, the Trustees indicated that it was consensus that none of the Funds had unreasonable performance and that the Trustees were satisfied that the Adviser is taking steps to address any underperforming Funds.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum that described the Adviser’s business and personnel and analyzed the Adviser’s experience and capabilities. A representative summarized for the Board the information provided and discussed the Adviser’s investment management experience. The Board considered that the Adviser has been providing services to the Trust since 1992 and presently services the 11 no-load funds, which includes 4 institutional funds. The Board materials also included a review of the firm personnel who serve as portfolio managers to the various Funds. The Trustees noted that they are extremely satisfied with the services being provided to the Funds by the Adviser, and its responsiveness to Board requests. They cited the implementation of a watchlist to help track the performance of the Funds and easily identify where there may be any potential problems. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management, and noted the competency and values of the management team. With respect to compliance, the Trustees discussed the Adviser’s compliance program and the resources directed to compliance, noting that the Trust has never been the subject of any litigation or administrative action. The Adviser provided an overview of the Adviser’s financial status and reported that the business of the Adviser is healthy. It was the consensus of the Trustees, including the Independent Trustees, that the nature and extent of services provided by the Adviser under the Management Agreements was consistent with the Board’s expectations, and that the overall quality of services was excellent. The Trustees also concluded that the adviser has the resources to continue to provide quality advisory services to the Funds.

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2013 by each Fund. The Trustees also reviewed a report that includes a percentile ranking of the expense ratio of each Fund compared to the expense ratios of all funds in the applicable Morningstar category. They concluded that the expense ratio was a more meaningful comparison than the actual advisory fee because the Management Agreements have a “universal fee” structure where the Adviser pays substantially all of the expenses of each Fund and is compensated with a higher fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratio for each Fund was well below the mean, except that the Fixed Income Fund’s expense ratio was just slightly above the mean. The Trustees noted any voluntary fee waivers which were in effect during the period and considered each, noting that in the case of the International Fund, Fixed Income Fund, and Municipal Income Fund, the Adviser permanently reduced its management fees effective May 1, 2013. They also reviewed the benefits to the Adviser of the “soft dollar” research it receives as a result of the Funds’ brokerage activity. The Trustees also discussed the profitability of each of the Funds to the Adviser, and a representative of the Adviser reported on the Adviser’s financial condition and current business environment. The Trustees, including the Independent Trustees, concluded that the Management Fee payable to each Fund is reasonable. The Board further considered whether the amount of profit realized by the Adviser is a fair entrepreneurial profit for the management of each Fund. The Trustees, including the Independent Trustees, concluded that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees next considered economies of scale. The Trustees considered that because the Funds were at or below Peer Group averages and in the 53rd percentile or below of expense ratios paid by other funds in each of their respective Morningstar categories, and given the size of the Funds and other data, that there were no excessive profits being derived from any of the Funds. The Trustees concluded that no breakpoints or additional fee reductions are necessary at this time.

The Trustees concluded that the performance of each Fund was acceptable, and while certain Funds may have performed below benchmarks, they believed that the Adviser has the experience and knowledge to achieve better relative performance for any underperforming Funds in the future. They concluded that the nature and extent of services provided by the Adviser continue to be high quality services, provided on a cost-effective basis, and that the services are consistent with the Board’s expectations. The Trustees also concluded that the Adviser has sufficient resources to provide, and had provided, high quality advisory services to the Funds. The Board agreed that that the fees paid pursuant to the Management Agreements were reasonable and that the fees earned by the Adviser were reasonable, considering the amount of time spent managing and excellent services provided to each of the Funds. The Trustees noted that the Adviser indicated that it would consider adding breakpoints or further fee reductions in the future as each of the Funds grow. It was the consensus of the Trustees, including the Independent Trustees, that renewal of each Management Agreement was in the best interests of the applicable Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

ADDITIONAL INFORMATION
June 30, 2014 – Unaudited

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS
June 30, 2014 – Unaudited

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address And Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number Of Portfolios Overseen	Other Directorships Held During The Past Five Years
Interested Trustee
Timothy E. Johnson (72) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	Director, Kendle International, Inc. (2002 – 2011)
Independent Trustees
Ronald H. McSwain (71) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
John R. Green (72) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (48) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None
Dr. Jeri B. Ricketts (57) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

TRUSTEES AND OFFICERS
June 30, 2014 – Unaudited

Name, Address And Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number Of Portfolios Overseen	Other Directorships Held During The Past Five Years
Officers
Jason O. Jackman (43) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (55) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (50) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (48) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (42) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee

Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Semi-Annual Report

June 30, 2014

(Unaudited)

t	JIC Institutional Bond Fund I
t	JIC Institutional Bond Fund II
t	JIC Institutional Bond Fund III
t	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 451-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2014 – Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2014 – Unaudited

August 2014

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2014 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of 2014 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The bull market in stocks has overcome a number of roadblocks and has now entered the sixth year of its impressive climb. Stocks, bonds, and commodities all rallied in unison during the first half of 2014, which is a scenario that has not occurred since 1993. The New Year brought a return of volatility, but as the year has progressed market activity has become relatively subdued with low trading volume and limited volatility. There has been some dispersion of returns among stocks, as the Dow Jones Industrial Average and the tech-heavy NASDAQ have both lagged the S&P 500 Index this year. Mid cap stocks outperformed large cap, but small cap stocks are still running behind thanks to a pullback in mid-spring. International stocks have also moved forward, buoyed by emerging markets, which are back in positive territory after a weak start to the year. The unexpected drop in interest rates led to solid bond market returns. It was generally forecasted that rates would continue to rise this year if the economy did not lapse into recession, but for a variety of reasons this did not occur. Flaring geopolitical conflicts have grabbed much of the attention this year. While these conflicts dominate the headlines, they have not made much of an impact on U.S. markets. However, resolution of these conflicts is important to investor confidence, the health of the global economy, and the positive economic momentum in the U.S.

The U.S. economy has been making strides and overall is in good shape in comparison to many parts of the world. In May, the U.S. reached the milestone of finally recovering all of the approximately 8 million jobs that were lost in the recession. First quarter GDP came in at a disappointing -2.1%, but blaming the harsh winter weather and some quirks in the data, many investors largely shrugged it off. The GDP report contrasted with a number of other recent economic indicators that are looking healthier, such as manufacturing, employment data, corporate profits, inflation, and loan growth. GDP growth in the U.S. is expected to be approximately 3% in the second half of 2014. Sentiment among consumers and businesses has also been improving, and a flurry of mergers and acquisitions this year is evidence of improving confidence among corporate executives.

Elsewhere, the global economy has also been growing, but the pace has slowed greatly. Given this weakness, central banks remain very accommodative. There is much debate about when these policies should be wound down, and many central banks find themselves facing a difficult choice between two alternatives. Continuation of these policies may provide further fuel to the market rally, but it increases the risk of financial instability. On the other hand, markets have become accustomed to the extremely accommodative policies and will react negatively if rates increase toward normal levels.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

1

JIC INSTITUTIONAL BOND FUND I
Performance Review – June 30, 2014 Unaudited

The JIC Institutional Bond Fund I provided a total return of 1.37% for the first half of 2014 compared to a 0.62% return for the Merrill Lynch 1 – 3 Year Government Corporate Index.

Soft economic conditions and continued easing by the Federal Reserve helped to lower interest rates over the first six months of the year, leading to positive returns in both the Fund and its benchmark index. However, yields on very short maturity securities rose modestly as intermediate duration bond yields fell, resulting in further flattening in the yield curve. Corporate yield spreads narrowed as yields fell and further boosted results. The Fund’s emphasis on high quality credit securities was the primary driver of its outperformance. The Fund has a higher allocation than the index to investment-grade rated corporate and taxable municipal bonds, and both performed particularly well over the first half of the year. The Fund’s maturity structure is modestly more barbelled compared to the index, which means it has greater allocation to both intermediate and very short maturities, resulting in an average duration that is similar to the benchmark. This also added positive performance, as the yield curve flattened.

As interest rates have declined, the Fund has sequentially been shifting the characteristics of the portfolio to become somewhat more defensive against the possibility of rising interest rates in the future. In recent quarters, the Fund has increased its emphasis on quality credit securities with higher average coupon rates and has been building positions in BBB rated bonds. While the Fund still has a small allocation to mortgage-backed securities, it has been reducing the weight and currently focuses on slower prepay, higher coupon agency mortgage pools. The Fund has also built positions in adjustable rate securities and has just recently reduced the average duration of its holdings to approximately equal to the index. In combination, each of these characteristics is somewhat protective against rising yields. We also initiated a small position in Treasury Inflation Protection Securities (TIPS) near the end of June. These securities often perform well when inflation is low and rising, but we purchased the securities primarily due to their attractive relative valuation compared to other investment-grade rated bonds.

We continue to expect that the Federal Reserve will complete the tapering of its Quantitative Easing program prior to the end of the year and may begin to hike interest rates during 2015. The specific timing of this will be highly dependent on the pace of economic activity and the reaction by investors. The Fed is interested in “normalizing interest rates” in an orderly fashion, which suggests that yields will only rise slowly and at a measured pace. The economy is still somewhat soft, but could improve during the second half of the year and lay the foundation for this change in the direction of Fed policy. Despite their narrower yield advantage compared to treasuries, we anticipate that quality corporate bonds will continue to outperform and add value to the Fund.

Average Annual Total Returns as of June 30, 2014
	JIC Institutional Bond Fund I	Merrill Lynch 1 – 3 Year Gov't/Corp Index	Merrill Lynch 1 – 3 Year Gov't/Corp Index (No BBB)
Six Month	1.37%	0.62%	0.51%
One Year	2.40%	1.25%	1.03%
Five Years	2.49%	1.80%	1.57%
Ten Years	3.48%	2.97%	2.83%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1 – 3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1 – 3 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

2

JIC INSTITUTIONAL BOND FUND II
Performance Review – June 30, 2014 Unaudited

The JIC Institutional Bond Fund II provided a total return of 3.25% for the first half of 2014 compared to a 2.25% return for the Barclay’s Capital Intermediate Government Credit Index.

Soft economic conditions and continued easing by the Federal Reserve helped to lower interest rates over the first six months of the year, leading to positive returns in both the Fund and its benchmark index. The yield curve flattened as rates fell, with yields on longer maturity bonds declining more than short and intermediate maturity securities. Corporate yield spreads also narrowed as yields fell and further boosted results. The Fund’s emphasis on high quality credit securities was the primary driver of its outperformance. The Fund has a higher allocation than the index to investment-grade rated corporate and taxable municipal bonds, and both performed particularly well over the first half of the year. The Fund’s maturity structure is modestly more barbelled compared to the index, which means it has greater allocation to both long and short maturities, resulting in an average intermediate duration. This also added positive performance, as the yield curve flattened.

As interest rates have declined, the Fund has sequentially been shifting the characteristics of the portfolio to become somewhat more defensive against the possibility of rising interest rates in the future. In recent quarters, the Fund has increased its emphasis on quality credit securities with higher average coupon rates and has been building positions in BBB rated bonds. While the Fund still has an allocation to mortgage-backed securities, it has been reducing the weight and currently focuses on slower prepay, higher coupon agency mortgage pools. The Fund has also built positions in adjustable rate securities and has just recently reduced the average duration of its holdings to approximately equal to the index. In combination, each of these characteristics is somewhat protective against rising yields. We also initiated a small position in Treasury Inflation Protection Securities (TIPS) near the end of June. These securities often perform well when inflation is low and rising, but we purchased the securities primarily due to their attractive relative valuation compared to other investment-grade rated bonds.

We continue to expect that the Federal Reserve will complete the tapering of its Quantitative Easing program prior to the end of the year and may begin to hike interest rates during 2015. The specific timing of this will be highly dependent on the pace of economic activity and the reaction by investors. The Fed is interested in “normalizing interest rates” in an orderly fashion, which suggests that yields will only rise slowly and at a measured pace. The economy is still somewhat soft, but could improve during the second half of the year and lay the foundation for this change in the direction of Fed policy. Despite their narrower yield advantage compared to treasuries, we anticipate that quality corporate bonds will continue to outperform and add value to the Fund.

Average Annual Total Returns as of June 30, 2014
	JIC Institutional Bond Fund II	Barclays Intermediate Government Credit Index	Merrill Lynch 3 – 5 Year Gov't/Corp Index (No BBB)
Six Month	3.25%	2.25%	1.65%
One Year	4.43%	2.86%	2.46%
Five Years	4.69%	4.09%	3.73%
Ten Years	4.73%	4.33%	4.18%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3 – 5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JIC INSTITUTIONAL BOND FUND III
Performance Review – June 30, 2014 Unaudited

The JIC Institutional Bond Fund III provided a total return of 4.63% for the first half of 2014 compared to a 3.93% return for the Barclay’s Capital Aggregate Index.

Soft economic conditions and continued easing by the Federal Reserve helped to lower interest rates over the first six months of the year, leading to positive returns in both the Fund and its benchmark index. The yield curve flattened as rates fell, with yields on longer maturity bonds declining more than short and intermediate maturity securities. Corporate yield spreads also narrowed as yields fell and further boosted results. The Fund’s emphasis on high quality credit securities was the primary driver of its outperformance. The Fund has a higher allocation than the index to investment-grade rated corporate and taxable municipal bonds, and both performed particularly well over the first half of the year. The Fund’s maturity structure is modestly more barbelled compared to the index, which means it has greater allocation to both long and short maturities, resulting in an average intermediate duration. This also added positive performance, as the yield curve flattened.

As interest rates have declined, the Fund has sequentially been shifting the characteristics of the portfolio to become somewhat more defensive against the possibility of rising interest rates in the future. In recent quarters, the Fund has increased its emphasis on quality credit securities with higher average coupon rates and has been building positions in BBB rated bonds. The allocation to mortgage-backed securities has been reduced and currently focuses on slower prepay, higher coupon agency mortgage pools. The Fund has also built positions in adjustable rate securities and has just recently reduced the average duration of its holdings to slightly less than the index. In combination, each of these characteristics is somewhat protective against rising yields. We also initiated a small position in Treasury Inflation Protection Securities (TIPS) near the end of June. These securities often perform well when inflation is low and rising, but we purchased the securities primarily due to their attractive relative valuation compared to other investment-grade rated bonds.

We continue to expect that the Federal Reserve will complete the tapering of its Quantitative Easing program prior to the end of the year and may begin to hike interest rates during 2015. The specific timing of this will be highly dependent on the pace of economic activity and the reaction by investors. The Fed is interested in “normalizing interest rates” in an orderly fashion, which suggests that yields will only rise slowly and at a measured pace. The economy is still somewhat soft, but could improve during the second half of the year and lay the foundation for this change in the direction of Fed policy. Despite their narrower yield advantage compared to treasuries, we anticipate that quality corporate bonds will continue to outperform and add value to the Fund.

Average Annual Total Returns as of June 30, 2014
	JIC Institutional Bond Fund III	Barclays Capital Aggregate Index	Merrill Lynch 5 – 7 Year Gov't/Corp Index (No BBB)
Six Month	4.63%	3.93%	3.15%
One Year	5.15%	4.37%	3.12%
Five Years	5.73%	4.85%	5.28%
Ten Years	5.52%	4.93%	5.18%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Capital Aggregate Index is the established benchmark, replacing the Merrill Lynch 5 – 7 Year Government/Corporate Index with no BBB Rated Bonds. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON ENHANCED RETURN FUND
Performance Review – June 30, 2014 Unaudited

The total return for the Johnson Enhanced Return Fund for the first half of 2014 was 8.11% compared to 7.14% for the S&P 500 Index. The positive performance for the Fund was driven primarily from the returns generated from the futures contracts. The outperformance of the Fund versus the index resulted from the Fund’s emphasis on high quality credit securities.

The stock market has continued to rise despite numerous worries about the pace of global economic growth, numerous geopolitical problems around the world, and the possibility that interest rates may rise in the future. The S&P has reached multiple all-time highs this year, following a spectacular 2013. Meanwhile, the Federal Reserve continues to taper its bond buying program and marches closer to the point where it will shift monetary policy and begin to raise interest rates. That may happen as early as mid-2015, depending on the health of the economy and the reaction by investors. While stock valuations are not at previous “bubble” levels, they are elevated and vulnerable to a correction.

The Fund continues to take advantage of the very low cost of carry in futures contracts and the attractive relative value in quality corporate bonds to add value. Corporate yields remained above the cost of carry, even as yield spreads narrowed in the first half of the year. The Fund has a substantial allocation to investment-grade rated corporate and taxable municipal bonds, and both performed particularly well. The Fund’s maturity structure remains highly diversified and modestly barbelled to take advantage of the steep credit curve. Intermediate maturity yields have declined thus far in 2014, while the yields on very short-term maturities have increased modestly.

As interest rates have declined the Fund has sequentially been shifting the characteristics of the portfolio to become somewhat more defensive against the possibility of rising rates in the future. The Fund has increased its emphasis on quality credit securities with higher average coupon rates and has been building positions in BBB rated bonds. While the Fund still has a small allocation to mortgage-backed securities, it has been reducing the weight and currently focuses on slower prepay, higher coupon agency mortgage pools. The Fund has also built positions in adjustable rate securities and has reduced the average duration of its holdings to its lowest level in several years. In combination, each of these characteristics is somewhat protective against rising yields. We also initiated a small position in Treasury Inflation Protection Securities (TIPS) near the end of June. These securities often perform well when inflation is low and rising, but we purchased the securities primarily due to their attractive relative valuation compared to other investment-grade rated bonds.

We continue to expect that the Federal Reserve will complete the tapering of its Quantitative Easing program prior to the end of the year and may begin to hike interest rates during 2015. The specific timing of this will be highly dependent on the pace of economic activity and the reaction by investors. The Fed is interested in “normalizing interest rates” in an orderly fashion which suggests that yields will only rise slowly and at a measured pace. We believe the economy is still somewhat soft, but could improve during the second half of the year, and lay the foundation for this change in the direction of Fed policy.

Average Annual Total Returns as of June 30, 2014
	Enhanced Return Fund	S&P 500 Index
Six Month	8.11%	7.14%
One Year	26.21%	24.61%
Five Years	20.63%	18.83%
Since Inception	8.89%	7.71%

*	Fund Inception was December 30, 2005

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JIC Institutional Bond Fund I
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 3.125% Due 05/27/2016	1,000,000	$1,041,020
Axis Capital Holdings Senior Unsecured Notes, 5.750% Due 12/01/2014	1,000,000	1,021,276
BB&T Corp. Subordinated Floating Rate Notes, 0.5533% Due 09/13/2016	1,480,000	1,474,101
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,090,000	1,194,869
Huntington National Bank Senior Unsecured Notes, 1.300% Due 11/20/216	1,250,000	1,255,437
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/2016	1,340,000	1,396,748
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	635,000	722,293
Key Bank NA Subordinated Notes, 7.413% Due 05/06/2015	1,200,000	1,267,966
Manufacturers and Traders Trust Co. Senior Unsecured Bank Floating Rate Notes, 0.5416% Due 03/07/2016	1,200,000	1,198,075
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,200,000	1,228,693
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	1,500,000	1,666,898
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,250,000	1,381,906
Prudential Financial Corp. Senior Unsecured Notes, 6.100% Due 06/15/2017	1,250,000	1,417,576
Simon Property Group Senior Unsecured Notes, 5.750% Due 12/01/2015	1,000,000	1,060,098
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,100,000	1,153,209
Travelers Companies Inc. Senior Unsecured Notes, 6.250% Due 06/20/2016	1,623,000	1,795,101
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,437,000	1,496,634
Wachovia Corp. Subordinated Notes, 6.000% Due 11/15/2017	1,305,000	1,495,143
28.5% – Total Finance		$23,267,043

Fixed Income Securities	Face Value	Fair Value
Industrial
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/2016	845,000	$926,636
Eaton Corp. Senior Unsecured Notes, 5.300% Due 03/15/2017	1,065,000	1,166,275
Enterprise Products Operating LLC Senior Unsecured Notes, 6.300% Due 09/15/2017	1,245,000	1,437,277
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.0389% Due 04/15/2020	500,000	501,129
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.2334% Due 03/15/2023	2,000,000	2,004,982
Johnson Controls Inc. Senior Unsecured Notes, 5.500% Due 01/15/2016	788,000	842,991
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,000,000	1,066,035
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,150,000	1,361,414
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,141,910
Praxaor Omc/ Senior Unsecured Notes, 4.625% Due 03/30/2015	1,380,000	1,423,952
Schlumberger Investment Senior Unsecured Note 144A, 1.950% Due 09/14/2016*	1,379,000	1,411,242
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	1,090,000	1,218,891
Williams Partners LP Senior Unsecured Notes, 7.250% Due 02/01/2017	1,205,000	1,377,240
19.5% – Total Industrial		$15,879,974
Utilities
Alliant Energy Corp Senior Unsecured Notes, 4.000% Due 10/15/2014	1,000,000	1,010,803
Duke Energy Corp. Senior Unsecured Notes, 3.350% Due 04/01/2015	1,000,000	1,022,576
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	450,000	493,770
AT&T Inc. Senior Unsecured Notes, 0.800% Due 12/01/2015	155,000	155,404

The accompanying notes are an integral part of these financial statements.

6

JIC Institutional Bond Fund I
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities	Face Value	Fair Value
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	$1,697,468
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	1,290,000	1,342,802
Northern Natural Gas Senior Unsecured Notes 144A, 5.750% Due 07/15/2018*	1,060,000	1,199,755
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	713,000	789,481
9.5% – Total Utilities		$7,712,059
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,102,280	4,237,527
United States Treasury Notes, 1.375% Due 11/30/2015	2,100,000	2,133,961
United State Treasury Notes, 4.250% Due 08/15/2015	4,000,000	4,183,280
12.9% – Total United States Government Treasury Obligations		$10,554,768
United States Government Agency Obligations
FHLB Step-up Coupon Notes, 0.500% Due 06/19/2017	3,000,000	3,001,983
FHLMC Agency Note, 1.000% Due 07/25/2017	3,000,000	2,994,669
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	1,044,285	1,144,464
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	1,395,935	1,458,983
FNMA Step-up Coupon Notes, 1.000% Due 07/30/2019	1,010,000	1,000,280
11.8% – Total United States Government Agency Obligations		$9,600,379
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	1,121,804	1,158,424
FHLMC CMO Series 2989 Class TG, 3.000% Due 03/01/2042	1,396,822	1,520,807

Fixed Income Securities	Face Value	Fair Value
FHLMC CMO Series 3925 Class VA, 4.000% Due 11/15/2022	1,189,978	$1,256,068
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	1,013,498	1,009,990
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/2034	129,301	137,507
GNMA Pool 726475, 4.000% Due 11/15/2024	574,074	610,731
7.0% – Total United States Government Agency Obligations – Mortgage-Backed Securities		$5,693,527
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	241,386
0.3% – Total Certificates of Deposit		$241,386
Taxable Municipal Bonds
Kentucky Property & Buildings Commission Revenue – Build America Bonds, 4.077% Due 11/01/2015	1,410,000	1,472,421
Ohio General Obligation Unlimited – Build America Bonds, 1.970% Due 05/01/2015	1,470,000	1,490,521
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 2.731% Due 01/01/2017	1,110,000	1,152,358
University of Texas Revenue – Build America Bonds, 2.326% Due 08/15/2014	1,500,000	1,504,020
West Virginia University Board of Governors Revenue, 1.262% Due 10/01/2016	1,430,000	1,434,962
8.7% – Total Taxable Municipal Bonds		$7,054,282
Total Fixed Income Securities 98.2%		$80,003,418
(Identified Cost $75,350,419)

The accompanying notes are an integral part of these financial statements.

7

JIC Institutional Bond Fund I
Portfolio of Investments as of June 30, 2014 – Unaudited

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z, 0.01%**	2,796,569	$2,796,569
Total Cash Equivalents 3.4%		$2,796,569
(Identified Cost $2,796,569)
Total Portfolio Value 101.6%		$82,799,987
(Identified Cost $82,384,515)
Liabilities in Excess of Other Assets -1.6%		$(1,303,090)
Total Net Assets 100.0%		$81,496,897
*	144A Restricted Security. The total fair value of such securities as of June 30, 2014 was $2,610,997 and represented 3.2% of net assets.
-	Schlumberger Bond, Lot 1, purchased on August 16, 2012, for $698,318; price on June 30, 2014 was $102.338.
-	Schlumberger Bond, Lot 2, purchased on October 10, 2012, for $725,389; price on June 30, 2014 was $102.338.
-	Northern Natural Gas Bond, Lot 1, was purchased on October 12, 2012, for $1,223,180; price on June 30, 2014 was $113.184.
-	Northern Natural Gas Bond, Lot 2, was purchased on January 15, 2013, for $72,412.80; price on June 30, 2014 was $113.184.
**	Variable Rate Security; the rate shown is as of June 30, 2014.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

JIC Institutional Bond Fund II
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,336,000	$1,498,578
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,135,542
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,250,000	1,375,920
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,000,000	1,096,210
Huntington National Bank Senior Unsecured Notes, 1.300% Due 11/20/216	1,200,000	1,205,220
JPMorgan Chase & Co. Senior Unsecured Notes, 6.000% Due 01/15/2018	1,000,000	1,146,044
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	500,000	568,735
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,077,945
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	1,500,000	1,666,897
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,200,000	1,228,693
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,000,000	1,194,322
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,000,000	1,102,217
Simon Property Group Senior Unsecured Notes, 5.750% Due 12/01/2015	1,510,000	1,600,748
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,115,000	1,168,935
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,041,499
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	500,000	492,388
Wells Fargo & Co. Subordinated Notes, 4.480% Due 01/16/2024	1,220,000	1,287,113
Wells Fargo & Co. Subordinated Notes, 3.450% Due 02/13/2023	1,400,000	1,393,150
28.1% – Total Finance		$21,280,156

Fixed Income Securities	Face Value	Fair Value
Industrial
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	$1,109,127
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,310,000	1,431,394
Enterprise Products Senior Unsecured Notes, 4.050% Due 12/15/2022	1,000,000	1,062,866
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.2334% Due 03/15/2023	2,000,000	2,004,982
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	990,000	1,033,898
Kellogg Co. Senior Unsecured Notes, 4.150% Due 11/15/2019	1,200,000	1,269,212
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,100,000	1,302,222
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,141,910
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	215,000	267,872
Target Corp. Senior Unsecured Notes, 4.875% Due 05/15/2018	1,000,000	1,108,105
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	500,000	559,124
United Technologies Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,000,000	1,079,127
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	500,000	713,037
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	1,000,000	1,045,681
20.0% – Total Industrial		$15,128,557
Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	820,000	876,286
Alliant Energy Corp Senior Unsecured Notes, 4.000% Due 10/15/2014	750,000	758,102
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,697,467

The accompanying notes are an integral part of these financial statements.

9

JIC Institutional Bond Fund II
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Duke Energy Corp. Senior Unsecured Notes, 3.350% Due 04/01/2015	400,000	$409,030
Duke Energy Corp Senior Unsecured Notes, 5.050% Due 09/15/2019	620,000	702,170
National Rural Utilities Corp. Collateral Trust, 10.375% Due 11/01/2018	500,000	674,227
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	700,000	728,652
Northern Natural Gas Senior Unsecured Notes 144A, 5.750% Due 07/15/2018*	1,000,000	1,131,844
Northeast Utilities Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	491,000
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	549,687
Verizon Communications Senior Unsecured Notes, 3.500% Due 11/01/2021	1,512,000	1,557,738
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,117,085
14.1% – Total Utilities		$10,693,288
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 01/15/2022	3,141,960	3,157,173
United States Treasury Bonds, 4.500% Due 11/15/2015	2,100,000	2,223,211
United States Treasury Notes, 1.375% Due 11/30/2015	1,000,000	1,016,172
United States Treasury Notes, 4.125% Due 05/15/2015	1,250,000	1,293,676
10.1% – Total United States Government Treasury Obligations		$7,690,232
United States Government Agency Obligations
FHLB Step-up Coupon Notes, 0.500% Due 06/19/2017	1,500,000	1,500,992
FHLMC Agency Note, 1.000% Due 07/25/2017	1,000,000	998,223

Fixed Income Securities	Face Value	Fair Value
TVA Power Series 1997 Class E, 6.250% Due 12/15/2017	825,000	$964,266
4.6% – Total United States Government Agency Obligations		$3,463,481
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	1,201,932	1,241,168
FHLMC CMO Pool J12635, 4.000% Due 07/01/2025	1,162,562	1,245,849
FHLMC CMO Series 2963 Class DM, 5.500% Due 08/15/2033	19,867	19,861
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	364,356	404,118
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,539,573	1,615,012
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/2042	413,672	412,241
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	560,323	628,870
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041	811,603	842,175
FNMA CMO Pool AA4392, 4.000% Due 04/01/2039	727,927	773,615
9.4% – Total United States Government Agency Obligations – Mortgage Backed Securities		$7,182,909
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017	240,000	243,981
0.3% – Total Certificates of Deposit		$243,981

The accompanying notes are an integral part of these financial statements.

10

JIC Institutional Bond Fund II
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	725,000	$824,695
Cincinnati Ohio General Obligation, 5.300% Due 12/01/2020	1,000,000	1,001,460
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,000,000	1,170,740
Kentucky Asset Liability Commission Revenue – Build America Bonds, 4.104% Due 04/01/2019	1,000,000	1,079,920
Kentucky Asset Liability Commission Revenue – Build America Bonds, 5.339% Due 04/01/2022	300,000	340,401
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.117% Due 06/01/2021	1,435,000	1,589,636
University of North Carolina Chapel Hill Hospital Revenue – Build America Bonds, 3.539% Due 02/01/2017	1,315,000	1,386,812
9.8% – Total Taxable Municipal Bonds		$7,393,664
Non-Taxable Municipal Bonds
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2042	500,000	526,670
0.7% – Non-Total Taxable Municipal Bonds		$526,670
Total Fixed Income Securities 97.1%		$73,602,938
(Identified Cost $72,154,286)
Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	50,000	1,256,500
Total Preferred Stocks 1.7%		$1,256,500
(Identified Cost $1,188,310)

Fixed Income Securities	Face Value	Fair Value
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	338,235	$338,235
Total Cash Equivalents 0.4%		$338,235
(Identified Cost $338,235)
Total Portfolio Value 99.2%		$75,197,673
(Identified Cost $73,680,831)
Other Assets in Excess of Liabilities 0.8%		$588,479
Total Net Assets 100%		$75,786,152
*	144A Restricted Security. The total fair value of such securities as of June 30, 2014 was $1,131,844 and represented 1.49% of net assets.
-	Northern Natural Gas Bond was purchased on October 12, 2012, for $1,223,180; price on June 30, 2014 was $113.184.
**	Variable Rate Security; the rate shown is as of June 30, 2014.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

TVA – Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

11

JIC Institutional Bond Fund III
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,000,000	$1,121,690
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,135,542
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,069,000	1,176,687
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,000,000	1,096,210
JPMorgan Chase & Co. Senior Unsecured Notes, 4.625% Due 05/10/2021	1,300,000	1,432,932
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	500,000	568,735
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,077,945
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,270,000	1,300,367
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	1,339,000	1,487,984
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,000,000	1,194,322
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,165,000	1,284,083
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,100,000	1,153,209
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	1,140,000	1,122,646
Wells Fargo & Co. Subordinated Notes, 3.450% Due 02/13/2023	1,300,000	1,293,639
22.0% – Total Finance		$16,445,991
Industrial
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	1,000,000	1,039,121
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,420,000	1,551,587
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,395,000	1,574,439

Fixed Income Securities	Face Value	Fair Value
Enterprise Products Senior Unsecured Notes, 5.200% Due 09/01/2020	1,285,000	$1,467,054
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.2334% Due 03/15/2023	2,000,000	2,004,982
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	850,000	887,690
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	1,200,000	1,269,212
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,000,000	1,183,838
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,141,910
Procter & Gamble Co., 5.500% Due 02/01/2034	1,000,000	1,210,725
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	580,000	648,584
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	1,500,000	2,139,112
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	1,000,000	1,045,681
22.9% – Total Industrial		$17,163,935
Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	715,000	764,078
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,697,467
Duke Energy Corp. Senior Unsecured Notes, 3.350% Due 04/01/2015	1,000,000	1,022,576
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	425,000	479,202
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	400,000	416,373
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/2017	800,000	893,578

The accompanying notes are an integral part of these financial statements.

12

JIC Institutional Bond Fund III
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Northern Natural Gas Senior Unsecured Notes 144A, 5.750% Due 07/15/2018*	1,000,000	$1,131,844
Northeast Utilities Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	491,000
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	549,687
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,117,085
11.4% – Total Utilities		$8,562,890
United States Government Treasury Obligations
United States Treasury Notes, 1.375% Due 11/30/2015	3,500,000	3,556,602
Treasury Inflation Protected Security, 0.125% Due 01/15/2022	3,141,960	3,157,173
United States Treasury Notes, 2.750% Due 08/15/2042	4,000,000	3,577,500
United States Treasury Notes, 2.750% Due 11/15/2042	600,000	535,594
14.5% – Total United States Government Treasury Obligations		$10,826,869
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	1,201,933	1,241,168
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	318,811	353,603
FHLMC CMO Series 3289 Class ND, 5.500% Due 06/15/2035	103,206	106,726
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,539,572	1,615,012
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/2042	827,345	824,482
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	515,720	559,498
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	1,266,817	1,421,792

Fixed Income Securities	Face Value	Fair Value
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041	811,604	$842,175
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	638,706	699,978
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	1,567,478	1,621,289
FNMA Partner Certificate Pool 889050, 5.000% Due 12/01/2019	971,546	1,099,598
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	520,916	585,647
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	727,926	773,615
GNMA Pass Thru Certificate Pool 781397, 5.500% Due 02/15/2017	22,375	23,635
15.7% – Total United States Government Agency Obligations – Mortgage Backed Securities		$11,768,218
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017	240,000	243,981
0.3% – Total Certificates of Deposit		$243,981
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	750,000	853,132
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,785,000	2,089,771
Miami University Ohio General Receipts Revenue – Build America Bonds, 5.263% Due 09/01/2018	1,000,000	1,122,820
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2042	500,000	526,670
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 3.849% Due 01/01/2022	945,000	1,001,653

The accompanying notes are an integral part of these financial statements.

13

JIC Institutional Bond Fund III
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Ohio Major New Infrastructure Revenue – Build America Bonds, 4.994% Due 12/15/2020	850,000	$956,930
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.667% Due 06/01/2018	1,000,000	1,100,630
10.2% Total Taxable Municipal Bonds		$7,651,606
Total Fixed Income Securities 97.0%		$72,663,490
(Identified Cost $70,665,822)
Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	50,000	1,256,500
Total Preferred Stocks 1.7%		$1,256,500
(Identified Cost $1,195,738)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	373,536	373,536
Total Cash Equivalents 0.5%		$373,536
(Identified Cost $373,536)
Total Portfolio Value 99.2%		$74,293,526
(Identified Cost $72,235,096)
Other Assets in Excess of Liabilities 0.8%		$595,725
Total Net Assets 100.0%		$74,889,251
*	144A Restricted Security. The total fair value of such securities as of June 30, 2014 was $1,134,175 and represented 1.5% of net assets.
–	Northern Natural Gas Bond was purchased on October 12, 2012, for $1,223,180; price on June 30, 2014 was $113.418.
**	Variable Rate Security; the rate shown is as of June 30, 2014.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

14

Johnson Enhanced Return Fund
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds
Finance
Ace Insurance Holdings Senior Unsecured Notes, 5.600% Due 05/15/2015	1,255,000	$1,310,251
AON Corp. Senior Unsecured Notes, 3.125% Due 05/27/2016	655,000	681,868
AON Corp. Senior Unsecured Notes, 3.500% Due 09/30/2015	1,000,000	1,034,632
American Express Credit Co. Senior Unsecured Notes, 2.750% Due 09/15/2015	1,500,000	1,539,288
Axis Capital Holdings Senior Unsecured Notes, 5.750% Due 12/01/2014	1,392,000	1,421,616
BB&T Corp. Subordinated Notes, 4.900% Due 06/30/2017	1,000,000	1,092,752
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,500,000	1,692,975
Fifth Third Bancorp Senior Unsecured Notes, 5.450% Due 01/15/2017	1,000,000	1,096,210
Huntington National Bank Senior Unsecured Notes, 1.300% Due 11/20/216	1,500,000	1,506,525
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/2016	1,000,000	1,042,349
JPMorgan Chase & Co. Subordinated Notes, 5.150% Due 10/01/2015	557,000	586,505
Key Bank NA Subordinated Notes, 5.450% Due 03/03/2016	1,860,000	2,000,400
Manufacturers and Traders Trust Co. Senior Unsecured Bank Floating Rate Notes, 0.5416% Due 03/07/2016	1,500,000	1,497,594
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,350,000	1,382,280
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	2,000,000	2,222,530
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,000,000	1,105,525
Prudential Financial Corp. Senior Unsecured Notes, 6.200% Due 01/15/2015	1,000,000	1,030,442

Fixed Income Securities	Face Value	Fair Value
Simon Property Group Senior Unsecured Notes, 5.750% Due 12/01/2015	1,500,000	$1,590,147
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,200,000	1,258,046
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,041,499
US Bank NA Subordinated Notes, 3.778% Due 04/29/2020**	1,000,000	1,023,527
Wachovia Bank NA Subordinated Notes, 5.600% Due 03/15/2016	1,435,000	1,552,795
30.0% – Total Finance		$28,709,756
Industrial
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/2016	900,000	986,950
CR Bard Inc. Senior Unsecured Notes, 2.875% Due 01/15/2016	1,195,000	1,236,049
Enterprise Products Senior Unsecured Notes, 3.700% Due 06/01/2015	1,000,000	1,028,853
Enterprise Products Senior Unsecured Notes, 5.000% Due 03/01/2015	400,000	412,044
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 0.5389% Due 05/13/2024	1,100,000	1,032,569
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.0389% Due 04/15/2020	1,175,000	1,177,653
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.2389% Due 04/15/2023	1,000,000	999,185
Johnson Controls Inc. Senior Unsecured Notes, 5.500% Due 01/15/2016	1,000,000	1,069,785
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,000,000	1,066,035
Kroger Co. Senior Unsecured Notes, 1.200% Due 10/17/2016	500,000	501,642
Kroger Co. Senior Unsecured Notes, 6.400% Due 08/15/2017	1,000,000	1,145,620
Norfolk Southern Corporation Senior Unsecured Notes, 5.750% Due 04/01/2018	1,093,000	1,248,108

The accompanying notes are an integral part of these financial statements.

15

Johnson Enhanced Return Fund
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Northwest Pipeline Senior Unsecured Notes, 7.000% Due 06/15/2016	1,000,000	$1,112,132
Union Pacific Corp. Senior Unsecured Notes, 4.875% Due 01/15/2015	500,000	512,204
Union Pacific Corp. Senior Unsecured Notes, 7.000% Due 02/01/2016	1,000,000	1,088,633
15.3% – Total Industrials		$14,617,462
Utilities
Alabama Power Co. Senior Unsecured Notes, 5.200% Due 01/15/2016	1,175,000	1,255,653
Alliant Energy Corp. Senior Unsecured Notes, 4.000% Due 10/15/2014	1,000,000	1,010,803
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,000,000	1,131,645
Duke Energy Corp. Senior Unsecured Notes, 3.950% Due 09/15/2014	1,500,000	1,510,831
Mid American Holdings Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,144,451
Northeast Utilities Senior Unsecured Notes, 1.450% Due 05/01/2018	1,000,000	981,999
Verizon Communications Senior Unsecured Notes, 2.500% Due 09/15/2016	1,000,000	1,030,743
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,420,000	1,572,318
10.0% – Total Utilities		$9,638,443
United States Government Treasury Obligations
United States Treasury Bonds, 4.500% Due 02/15/2016	3,000,000	3,204,375
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,102,280	4,237,527
United States Treasury Notes, 1.375% Due 11/30/2015	5,000,000	5,080,860
United States Treasury Notes, 4.500% Due 11/15/2015	2,000,000	2,117,344
15.3% – Total United States Government Treasury Obligations		$14,640,106

Fixed Income Securities	Face Value	Fair Value
United States Government Agency Obligations
FHLB Step-up Coupon Notes, 0.500% Due 06/19/2017	4,105,000	$4,107,713
FHLB Step-up Coupon Notes, 0.750% Due 06/26/2019	2,000,000	2,000,922
FNMA Step-up Coupon Notes, 1.000% Due 07/30/2019	1,095,000	1,084,462
7.5% – Total United States Government Agency Obligations		$7,193,097
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Gold Partner Certificate Pool J12635, 4.000% Due 07/01/2025	365,376	391,553
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041	811,603	842,175
FNMA CMO Pool 1106, 3.000% Due 07/01/2032	2,006,080	2,047,428
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	2,093,903	2,188,475
GNMA Pool 726475, 4.000% Due 11/15/2024	574,073	610,731
GNMA Pool 728920, 4.000% Due 12/15/2024	906,574	964,468
7.4% – Total United States Government Agency Obligations – Mortgage Backed Securities		$7,044,830
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	241,386
0.3% – Total Certificates of Deposit		$241,386
Taxable Municipal Bonds
Columbus – Franklin County Ohio Finance Authority Revenue Bond – Ohio Capital Fund, 1.557% Due 08/15/2016	1,500,000	1,496,940
Kentucky Property & Buildings Commission Revenue – Build America Bonds, 4.077% Due 11/01/2015	1,000,000	1,044,270

The accompanying notes are an integral part of these financial statements.

16

Johnson Enhanced Return Fund
Portfolio of Investments as of June 30, 2014 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Ohio Higher Education Facilities Commission – Cleveland Clinic Health System, 2.731% Due 01/01/2017	1,000,000	$1,038,160
Ohio Water Development Authority Water Pollution Control Revenue, 0.951% Due 12/01/2014	500,000	500,635
4.3% – Total Municipal Bonds		$4,080,005
Total Fixed Income Securities 90.1%		$86,165,085
(Identified Cost $85,932,334)
Cash & Cash Equivalents	Shares
First American Government Obligation Fund, Class Z, 0.01%**	4,647,533	4,647,533
Total Cash Equivalents 4.9%		$4,647,533
(Identified Cost $4,647,533)
Total Portfolio Value 95.0%		$90,812,618
(Identified Cost $90,579,867)
Other Assets in Excess of Liabilities 5.0%		$4,770,073
Total Net Assets: 100.0%		$95,582,691

Futures Contracts	Long Contracts	Unrealized Appreciation
E-mini Standard & Poor's 500 expiring September 2014 (50 units per contract)	967	$1,165,235
(Notional Value of $94,777,121)

** Variable Rate Security; the rate shown is as of June 30, 2014.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

17

JOHNSON MUTUAL FUNDS
June 30, 2014 – Unaudited

Statements of Assets and Liabilities

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$82,799,987	$75,197,673	$74,293,526	$90,812,618
Cash Held at Broker	—	—	—	4,600,500
Interest Receivable	586,360	603,115	610,066	679,238
Receivable for Variation Margin on Futures Contracts	—	—	—	19,340
Receivable for Securities Sold	2,362,785	—	—	$3,734,710
Total Assets	$85,749,132	$75,800,788	$74,903,592	$99,846,406
Liabilities:
Accrued Management Fee	$15,787	$14,636	$14,341	$27,267
Investment Securities Purchased	4,236,448	—	—	4,236,448
Total Liabilities	$4,252,235	$14,636	$14,341	$4,263,715
Net Assets	$81,496,897	$75,786,152	$74,889,251	$95,582,691
Net Assets Consist of:
Paid in Capital	$81,011,578	$74,044,432	$72,597,401	$84,692,451
Accumulated Net Investment Income	167	4,317	1,234	6,971
Accumulated Net Realized Gain (Loss) from Security Transactions & Futures Contracts	69,680	220,561	232,186	9,485,283
Net Unrealized Gain (Loss) on Investments	415,472	1,516,842	2,058,430	232,751
Net Unrealized Gain on Futures Contracts	—	—	—	1,165,235
Net Assets	$81,496,897	$75,786,152	$74,889,251	$95,582,691
Shares Outstanding (Unlimited Amount Authorized)	5,388,183	4,826,367	4,704,896	5,462,341
Offering, Redemption and Net Asset Value Per Share	$15.13	$15.70	$15.92	$17.50
* Identified Cost of Investment Securities	$82,384,515	$73,680,831	$72,235,096	$90,579,867

The accompanying notes are an integral part of these financial statements.

18

JOHNSON MUTUAL FUNDS
June 30, 2014 – Unaudited

Statements of Operations

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
	Six Months Ended 6/30/2014	Six Months Ended 6/30/2014	Six Months Ended 6/30/2014	Six Months Ended 6/30/2014
Investment Income:
Interest	$660,409	$1,052,432	$1,084,425	$618,887
Dividends	—	31,875	31,875	—
Total Investment Income	$660,409	$1,084,307	$1,116,300	$618,887
Expenses:
Gross Management Fee	$119,425	$115,775	$108,733	$152,315
Management Fee Waiver (Note #4)	(24,158)	(23,419)	(21,995)	—
Net Expenses	$95,267	$92,356	$86,738	$152,315
Net Investment Income	$565,142	$991,951	$1,029,562	$466,572
Net Realized Gain from Security Transactions	$69,680	$220,561	$232,185	$111,828
Net Realized Gain from Futures Contracts	—	—	—	7,962,893
Net Unrealized Change on Investments	371,645	1,268,562	2,025,419	461,077
Net Unrealized Change on Futures Contracts	—	—	—	(1,925,365)
Net Gain on Investments	$441,325	$1,489,123	$2,257,604	$6,610,433
Net Change in Net Assets from Operations	$1,006,467	$2,481,074	$3,287,166	$7,077,005

The accompanying notes are an integral part of these financial statements.

19

JOHNSON MUTUAL FUNDS
June 30, 2014

Statements of Changes in Net Assets

	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	Six Months Ended 6/30/2014*	Year Ended 12/31/2013	Six Months Ended 6/30/2014*	Year Ended 12/31/2013	Six Months Ended 6/30/2014*	Year Ended 12/31/2013	Six Months Ended 6/30/2014*	Year Ended 12/31/2013
Operations:
Net Investment Income	$565,142	$1,049,066	$991,951	$2,036,327	$1,029,562	$2,027,449	$466,572	$927,611
Net Realized Gain from Security Transactions	69,680	210,641	220,561	1,476,608	232,185	1,594,272	111,828	167,819
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	7,962,893	17,301,048
Increase in Due from Broker (See Note 3)	—	—	—	—	—	—	—	119,871
Net Unrealized Change on Investments	371,645	(1,105,404)	1,268,562	(4,001,493)	2,025,419	(5,018,223)	461,077	(1,065,729)
Net Unrealized Change on Futures Contracts	—	—	—	—	—	—	(1,925,365)	3,420,560
Net Change in Net Assets from Operations	$1,006,467	$154,303	$2,481,074	$(488,558)	$3,287,166	$(1,396,502)	$7,077,005	$20,871,180
Distributions to Shareholders:
Net Investment Income	$(564,975)	$(1,172,311)	$(987,634)	$(2,155,035)	$(1,028,328)	$(2,269,243)	$(460,012)	$(1,010,552)
Net Realized Gain from Security Transactions	—	(89,369)	—	(1,363,107)	—	(1,357,810)	—	(15,860,275)
Net Change in Net Assets from Distributions	$(564,975)	$(1,261,680)	$(987,634)	$(3,518,142)	$(1,028,328)	$(3,627,053)	$(460,012)	$(16,870,827)

Capital Share Transactions:
Proceeds From Sale of Shares	$15,314,650	$12,527,042	$7,714,880	$12,493,906	$10,244,850	$13,914,045	$4,900,000	$12,234,194
Net Asset Value of Shares Issued on Reinvestment of Distributions	83,640	87,361	64,630	230,550	8,703	—	460,012	16,833,580
Cost of Shares Redeemed	(8,452,821)	(7,479,961)	(9,602,856)	(6,230,284)	(8,926,906)	(11,134,536)	(320,911)	(14,335,003)
Net Change in Net Assets from Capital Share Transactions	$6,945,469	$5,134,442	$(1,823,346)	$6,494,172	$1,326,647	$2,779,509	$5,039,101	$14,732,771

Net Change in Net Assets	$7,386,961	$4,027,065	$(329,906)	$2,487,472	$3,585,485	$(2,244,046)	$11,656,094	$18,733,124
Net Assets at Beginning of Year	$74,109,936	$70,082,871	$76,116,058	$73,628,586	$71,303,766	$73,547,812	$83,926,597	$65,193,473
Net Assets at End of Year	$81,496,897	$74,109,936	$75,786,152	$76,116,058	$74,889,251	$71,303,766	$95,582,691	$83,926,597
Accumulated (Distribution in Excess of) Undistributed Net Investment Income	$167	$—	$4,317	$—	$1,234	$—	$6,971	$—

* Unaudited

The accompanying notes are an integral part of these financial statements.

20

FINANCIAL HIGHLIGHTS
JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2014*		Year Ended December 31
			2013	2012	2011	2010	2009
Net Asset Value Beginning of Period	$15.03		$15.27	$15.27	$15.27	$15.28	$15.01
Operations:
Net Investment Income	0.11		0.23	0.32	0.36	0.50	0.61
Net Gains (Losses) on Securities (Realized and Unrealized)	0.10		(0.20)	0.04	0.03	(0.01)	0.26
Total Operations	$0.21		$0.03	$0.36	$0.39	$0.49	$0.87
Distributions:
Net Investment Income	(0.11)		(0.25)	(0.32)	(0.37)	(0.50)	(0.60)
Net Realized Capital Gains	—		(0.02)	(0.04)	(0.02)	—	—
Total Distributions	$(0.11)		$(0.27)	$(0.36)	$(0.39)	$(0.50)	$(0.60)
Net Asset Value at End of Period	$15.13		$15.03	$15.27	$15.27	$15.27	$15.28
Total Return(a)	1.37	%(b)	0.16%	2.35%	2.56%	3.28%	5.89%
Net Assets End of Period (Millions)	$81.50		$74.11	$70.08	$67.44	$61.71	$54.92
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24	%(d)	0.24%	0.26%	0.27%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.36	%(d)	1.40%	2.02%	2.33%	3.26%	3.98%
Average Net Assets after Waiver	1.42	%(d)	1.46%	2.06%	2.36%	3.27%	3.99%
Portfolio Turnover Rate	23.22	%(b)	56.49%	43.98%	37.61%	38.27%	29.96%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	In 2014, 2013, 2012, 2011, 2010, and 2009, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.25%, 0.26%, 0.27%, 0.29%, and 0.29%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2015. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

21

FINANCIAL HIGHLIGHTS
JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2014*		Year Ended December 31
			2013	2012	2011	2010	2009
Net Asset Value Beginning of Period	$15.40		$16.24	$16.06	$15.86	$15.72	$15.59
Operations:
Net Investment Income	0.20		0.42	0.52	0.56	0.64	0.71
Net Gains on Securities (Realized and Unrealized)	0.30		(0.53)	0.22	0.33	0.33	0.27
Total Operations	$0.50		$(0.11)	$0.74	$0.89	$0.97	$0.98
Distributions:
Net Investment Income	(0.20)		(0.45)	(0.52)	(0.57)	(0.64)	(0.70)
Net Realized Capital Gains	—		(0.28)	(0.04)	(0.12)	(0.19)	(0.15)
Total Distributions	$(0.20)		$(0.73)	$(0.56)	$(0.69)	$(0.83)	$(0.85)
Net Asset Value at End of Period	$15.70		$15.40	$16.24	$16.06	$15.86	$15.72
Total Return(a)	3.25	%(b)	0.68%	4.70%	5.66%	6.19%	6.43%
Net Assets End of Period (Millions)	$75.79		$76.12	$73.63	$68.04	$61.36	$54.69
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24	%(d)	0.24%	0.26%	0.27%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.51	%(d)	2.64%	3.05%	3.45%	3.94%	4.48%
Average Net Assets after Waiver	2.57	%(d)	2.70%	3.09%	3.48%	3.95%	4.49%
Portfolio Turnover Rate	18.58	%(b)	55.78%	21.08%	26.91%	29.19%	24.75%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	In 2014, 2013, 2012, 2011, 2010, and 2009, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.25%, 0.26%, 0.27%, 0.29%, and 0.29%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2015. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

22

FINANCIAL HIGHLIGHTS
JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2014*		Year Ended December 31
			2013	2012	2011	2010	2009
Net Asset Value Beginning of Period	$15.43		$16.52	$16.54	$16.03	$15.71	$15.64
Operations:
Net Investment Income	0.22		0.44	0.56	0.64	0.70	0.74
Net Gains on Securities (Realized and Unrealized)	0.49		(0.75)	0.26	0.70	0.47	0.33
Total Operations	$0.71		$(0.31)	$0.82	$1.34	$1.17	$1.07
Distributions:
Net Investment Income	(0.22)		(0.49)	(0.56)	(0.67)	(0.70)	(0.74)
Net Realized Capital Gains	—		(0.29)	(0.28)	(0.16)	(0.15)	(0.26)
Total Distributions	$(0.22)		$(0.78)	$(0.84)	$(0.83)	$(0.85)	$(1.00)
Net Asset Value at End of Period	$15.92		$15.43	$16.52	$16.54	$16.03	$15.71
Total Return(a)	4.63	%(b)	(1.87)%	5.05%	8.51%	7.54%	7.07%
Net Assets End of Period (Millions)	$74.89		$71.30	$73.55	$60.57	$55.03	$52.41
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24	%(d)	0.24%	0.26%	0.27%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.78	%(d)	2.67%	3.19%	3.87%	4.30%	4.68%
Average Net Assets after Waiver	2.84	%(d)	2.73%	3.23%	3.90%	4.31%	4.69%
Portfolio Turnover Rate	14.71	%(b)	67.39%	23.33%	20.08%	23.39%	20.09%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	In 2014, 2013, 2012, 2011, 2010, and 2009, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.25%, 0.26%, 0.27%, 0.29%, and 0.29%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2015. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS
Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2014*		Year Ended December 31
			2013	2012	2011	2010	2009
Net Asset Value Beginning of Period	$16.27		$15.50	$13.43	$13.30	$11.61	$9.00
Operations:
Net Investment Income	0.09		0.22	0.23	0.29	0.31	0.28
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	1.23		4.60	2.24	0.13	1.69	2.61
Total Operations	$1.32		$4.82	$2.47	$0.42	$2.00	$2.89
Distributions:
Net Investment Income	(0.09)		(0.24)	(0.23)	(0.29)	(0.31)	(0.28)
Net Realized Capital Gains	—		(3.81)	(0.17)	—	—	—
Total Distributions	$(0.09)		$(4.05)	$(0.40)	$(0.29)	$(0.31)	$(0.28)
Net Asset Value at End of Period	$17.50		$16.27	$15.50	$13.43	$13.30	$11.61
Total Return(a)	8.11	%(b)	31.31%	18.43%	3.16%	17.56%	32.65%
Net Assets End of Period (Millions)	$95.58		$83.93	$65.19	$51.13	$49.26	$42.65
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	n/a		0.56%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	n/a		1.00%	0.85%	1.48%	1.89%	2.13%
Average Net Assets after Waiver	1.07	%(d)	1.21%	1.50%	2.13%	2.54%	2.78%
Portfolio Turnover Rate	28.12	%(b)	33.09%	49.63%	68.09%	48.42%	42.04%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	Prior to May 1, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35%. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

24

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

1)     Organization

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Generally Accepted Accounting Principles in the United States (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads
25

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

2)     Security Valuation and Transactions, continued

adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2014:

JIC Institutional Bond Fund I	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$23,267,043	$—	$23,267,043
Industrial	—	15,879,974	—	15,879,974
Utilities	—	7,712,059	—	7,712,059
U.S.Treasury Obligations	—	10,554,768	—	10,554,768
U.S. Agency Obligations	—	9,600,379	—	9,600,379
U.S. Agency Obligations – Mortgage-Backed	—	5,693,527	—	5,693,527
Certificates of Deposit	—	241,386	—	241,386
Taxable Municipal Bonds	—	7,054,282	—	7,054,282
Cash Equivalents	2,796,569	—	—	2,796,569
Total	$2,796,569	$80,003,418	$—	$82,799,987

26

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

2)     Security Valuation and Transactions, continued

JIC Institutional Bond Fund II	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$21,280,156	$—	$21,280,156
Industrial	—	15,128,557	—	15,128,557
Utilities	—	10,693,288	—	10,693,288
U.S.Treasury Obligations	—	7,690,232	—	7,690,232
U.S. Agency Obligations	—	3,463,481	—	3,463,481
U.S. Agency Obligations – Mortgage-Backed	—	7,182,909	—	7,182,909
Certificates of Deposit	—	243,981	—	243,981
Taxable Municipal Bonds	—	7,393,664	—	7,393,664
Non-Taxable Municipal Bonds	—	526,670	—	526,670
Preferred Stocks	1,256,500	—	—	1,256,500
Cash Equivalents	338,235	—	—	338,235
Total	$1,594,735	$73,602,938	$—	$75,197,673

JIC Institutional Bond Fund III	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$16,445,991	$—	$16,445,991
Industrial	—	17,163,935	—	17,163,935
Utilities	—	8,562,890	—	8,562,890
U.S.Treasury Obligations	—	10,826,869	—	10,826,869
U.S. Agency Obligations – Mortgage-Backed	—	11,768,218	—	11,768,218
Certificates of Deposit	—	243,981	—	243,981
Taxable Municipal Bonds	—	7,651,606	—	7,651,606
Preferred Stocks	1,256,500	—	—	1,256,500
Cash Equivalents	373,536	—	—	373,536
Total	$1,629,536	$72,663,490	$0	$74,293,526

Johnson Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$28,709,756	$—	$28,709,756
Industrial	—	14,617,462	—	14,617,462
Utilities	—	9,638,443	—	9,638,443
U.S. Treasury Obligations	—	14,640,106	—	14,640,106
U.S.Agency Obligations	—	7,193,097	—	7,193,097
U.S. Agency Obligations – Mortgage-Backed	—	7,044,830	—	7,044,830
Certificates of Deposit	—	241,386	—	241,386
Taxable Municipal Bonds	—	4,080,005	—	4,080,005
Cash Equivalents	4,647,533	—	—	4,647,533
Sub-Total	$4,647,533	$86,165,085	$—	$90,812,618
Other Financial Instruments*	1,165,235	—	—	1,165,235
Total	$5,812,768	$86,165,085	$—	$91,977,853

*	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

27

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

2)     Security Valuation and Transactions, continued

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the six months ended June 30, 2014, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

3)     Summary of Significant Accounting Policies

Financial Futures Contracts:

The Johnson Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are held until it is time to roll into the next contracts. The average daily notional value for the six months ended June 30, 2014 was $87,350,609. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The total Net Unrealized Gain as of June 30, 2014, is presented within the components of assets on the Statements of Assets and Liabilities. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.

As of June 30, 2014, Cash Held at Broker represents cash held as additional collateral against the futures contracts, and is restricted from withdrawal. Net variation margin receivable on futures contracts as of June 30, 2014 was $19,340.

MF Global, the previous Futures Commodity Merchant (“FCM”) for the S&P 500 Mini Futures Contracts held by the Johnson Enhanced Return Fund, declared bankruptcy on November 1, 2011. As part of the bankruptcy proceedings, R.J. O’Brien was appointed by the Commodities Futures Trading Commission as the new FCM for the Enhanced Return Fund. Subsequent to the bankruptcy filing, the Fund received the majority of its assets previously held with MF Global. In April of 2014, the Enhanced Return Fund received the final payment for the outstanding collateral, and received the entire amount.

Offsetting Assets and Liabilities:

The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of June 30, 2014, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities. The Fund has no master netting agreements in place as of June 30, 2014.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

28

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

3)     Summary of Significant Accounting Policies, continued

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and for the six months ended June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2010.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2013, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

Fund	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
JIC Institutional Bond Fund I	$(1,973)	$123,245	($121,272)
JIC Institutional Bond Fund II	(5,207)	118,708	(113,501)
JIC Institutional Bond Fund III	(5,331)	241,794	(236,463)
Johnson Enhanced Return Fund	—	83,352	(83,352)

4)     Investment Advisory Agreement

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. Effective May 1, 2013, the Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets.

The Adviser received management fees for the six months ended June 30, 2014 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.236%. This is a change from the fee for the prior period (May 1, 2013 to April 30, 2014) of 0.241%. The Adviser has the right to remove this fee waiver any time after April 30, 2015.

29

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

4)     Investment Advisory Agreement, continued

As of June 30, 2014, information regarding fees was as follows:

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
JIC Institutional Bond Fund I	0.30%	0.064%	0.236%	$95,267	$24,158	$15,787
JIC Institutional Bond Fund II	0.30%	0.064%	0.236%	$92,356	$23,419	$14,636
JIC Institutional Bond Fund III	0.30%	0.064%	0.236%	$86,738	$21,995	$14,341
Johnson Enhanced Return Fund	0.35%	—	0.35%	$152,315	—	$27,267

5)     Related Party Transactions

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $24,375 for the six months ended June 30, 2014, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2014, Covie and Company owned in aggregate 83.17% of the JIC Institutional Bond Fund I, 93.19% of the JIC Institutional Bond Fund II, and 94.47% of the JIC Institutional Bond Fund III. At June 30, 2014, client accounts managed by the Adviser, with full advisory discretion, held in aggregate 85.05% of the Johnson Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

6)     Purchases and Sales of Securities

For the six months ended June 30, 2014, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$16,592,229	$11,926,361	$10,111,684	$5,532,813
JIC Institutional Bond Fund II	9,713,438	12,585,572	4,174,015	2,537,934
JIC Institutional Bond Fund III	5,705,748	7,044,477	6,716,105	3,389,361
Johnson Enhanced Return Fund	26,676,236	21,194,552	5,254,363	—

30

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

7)     Capital Share Transactions

As of June 30, 2014, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	Six Months ended 6/30/2014	Year ended 12/31/2012	Six Months ended 6/30/2014	Year ended 12/31/2012	Six Months ended 6/30/2014	Year ended 12/31/2012	Six Months ended 6/30/2014	Year ended 12/31/2012
Shares Sold to Investors	1,012,534	699,758	494,323	741,760	648,809	1,103,935	298,707	1,061,176
Shares Issued on Reinvestment of Dividends	5,533	18,318	4,135	21,321	547	75,086	27,111	102,928
Subtotal	1,018,328	718,076	498,458	763,081	649,356	1,179,021	325,818	1,164,104
Shares Redeemed	(559,328)	(544,439)	(614,031)	(467,522)	(565,228)	(390,041)	(20,265)	(765,381)
Net Increase During Period	458,739	173,637	(115,573)	295,559	84,128	788,980	305,553	398,723
Shares Outstanding:
Beginning of Period	4,929,444	4,416,020	4,941,940	4,236,999	4,620,768	3,662,500	5,156,788	3,807,727
End of Period	5,388,183	4,589,657	4,826,367	4,532,558	4,704,896	4,451,480	5,462,341	4,206,450

8)     Security Transactions

For Federal income tax purposes, the cost of investment securities owned on June 30, 2014 was the same as identified cost for the JIC Institutional Bond Funds and the Enhanced Return Fund. As of June 30, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$82,384,515	$612,402	$(196,930)	$415,472
JIC Institutional Bond Fund II	73,680,831	1,852,644	(335,802)	1,516,842
JIC Institutional Bond Fund III	72,235,096	2,405,829	(347,399)	2,058,430
Johnson Enhanced Return Fund	90,579,867	478,503	(245,752)	232,751

9)     Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

31

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014 – Unaudited

10)     Distributions to Shareholders

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Return of Capital	Total Distributions Paid
JIC Institutional Bond Fund I	2013	1,171,838	87,869	—	1,973	1,261,680
	2014	564,975	—	—	—	564,975
JIC Institutional Bond Fund II	2013	2.151,773	1,361,162	—	5,207	3,518,142
	2014	987,634	—	—	—	987,634
JIC Institutional Bond Fund III	2013	2,265,435	1,356,287	—	5,331	3,627,053
	2014	1,028,328	—	—	—	1,028,328
Johnson Enhanced Return Fund	2013	1,010,552	9,824,201	6,036,074	—	16,870,827
	2014	460,012	—	—	—	460,012

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryovers	Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Other Accumulated Losses	Total Distributable Income on a Tax Basis
JIC Institutional Bond Fund I	—	—	—	43,827	—	43,827
JIC Institutional Bond Fund II	—	—	—	248,280	—	248,280
JIC Institutional Bond Fund III	—	—	—	33,012	—	33,012
Johnson Enhanced Return Fund	1,796,987	—	2,704,594	(198,375)	(29,959)	4,273,247

As of December 31, 2013, the Johnson Enhanced Return Fund utilized prior year capital loss carryovers of $444,630.

32

DISCLOSURE OF EXPENSES
June 30, 2014 – Unaudited

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2013 and held through June 30, 2014.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value December 31, 2013	Ending Account Value June 30, 2014	Expenses Paid During Period* January 1, 2014 – June 30, 2014
JIC Institutional Bond Fund I
Actual	$1,000.00	$1,013.69	$1.18
Hypothetical	$1,000.00	$1,023.62	$1.20
JIC Institutional Bond Fund II
Actual	$1,000.00	$1,032,46	$1.19
Hypothetical	$1,000.00	$1,023.62	$1.20
JIC Institutional Bond Fund III
Actual	$1,000.00	$1,046.35	$1.20
Hypothetical	$1,000.00	$1,023.62	$1.20
Johnson Enhanced Return Fund
Actual	$1,000.00	$1,081,13	$1.81
Hypothetical	$1,000.00	$1,023.06	$1.78

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.236%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

33

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 28, 2014. In considering the continuance of the Management Agreements, the Board of Trustees received materials from the Adviser addressing the following factors including the Adviser’s business, its personnel and operations, the investment performance of the Funds for various periods ended March 31, 2014; the services provided by the Adviser to the Funds, the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; compliance and economies of scale. Independent legal counsel assisted the Trustees throughout the agreement review process. The Trustees relied upon the advice of Counsel, and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.

As to the performance of the Funds, the Trustees considered the detailed December 31, 2013 performance data discussed in the February, 2014 Board Meeting, as well as the performance data presented by the Adviser through March 31, 2014. Each report showed the Fund’s performance over the prior 3-month, 1-year, 3-year, and longer periods as applicable through March 31, 2014. Information regarding each Fund’s performance was compared to a group of funds of similar size, style and objective (the “Peer Group”), and the Fund’s benchmark index. The Trustees also considered the Morningstar percentile ranking by Morningstar category for each of the Funds. They also discussed, with representatives of the Adviser, the Adviser’s expectations as to each Fund’s “risk,” measured by standard deviation as opposed to its benchmark.

The Trustees then reviewed each of the Institutional Funds individually. They noted that the JIC Institutional Bond Fund I had slightly underperformed its benchmark, the Bank of America Merrill Lynch 1 to 3 year U.S. Corporate and Government Index for the 1-year period and outperformed the index for the 3-year period, while it had outperformed its Peer Group average for the 1-year period and underperformed its Peer Group average for the 3-year period. They also noted that the Fund had outperformed its Peer Group average since 2013. They noted that the JIC Institutional Bond Fund II experienced similar relative performance, outperforming the Barclays Intermediate U.S. Government Credit Index and its Peer Group for the 1-year period, and outperforming the index for the 3-year period, but underperforming its Peer Group average for the 3-year period. They also noted that the Fund had outperformed its Peer Group average since 2003. With regard to the JIC Institutional Bond Fund III, they noted that the Fund had outperformed the Barclays U.S. Aggregate Index and underperformed its Peer Group average for the 1-year period, and that it had outperformed the index and its Peer Group average for the 3-year period. They also noted that the Fund had outperformed its Peer Group average since 2003. The Trustees recognized that the Enhanced Return Fund had underperformed the S&P 500 Index and slightly underperformed its Peer Group average for the 1-year period, but outperformed the index and its Peer Group average for the 3- and 5-year periods. They also noted that the Enhanced Return Fund had outperformed its Peer Group average since its inception in 2006 and that it had a 5-star Morningstar rating. After discussion, the Trustees indicated that it was their consensus all four of these Funds had reasonable performance.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum that described the Adviser’s business and personnel and analyzed the Adviser’s experience and capabilities. A representative summarized for the Board the information provided and discussed the Adviser’s investment management experience. The Board considered that the Adviser has been providing services to the Trust since 1992 and presently services the 11 no-load funds, which includes 4 institutional funds. The Board materials also included a review of the firm personnel who serve as portfolio managers to the various Funds. The Trustees noted that they are extremely satisfied with the services being provided to the Funds by the Adviser, and its responsiveness to Board requests. They cited the implementation of a watchlist to help track the performance of the Funds and easily identify where there may be any potential problems. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management, and noted the competency and values of the management team. With respect to compliance, the Trustees discussed the Adviser’s compliance program and the resources directed to compliance, noting that the Trust has never been the subject of any litigation or administrative action. The Adviser provided an overview of the Adviser’s financial status and reported that the business of the Adviser is healthy. It was the consensus of the Trustees, including the Independent Trustees, that the nature and extent of services provided by the Adviser under the Management Agreements was consistent with the Board’s expectations, and that the overall quality of services was excellent. The Trustees also concluded that the adviser has the resources to continue to provide quality advisory services to the Funds.

As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2013 by each Fund. The Trustees also reviewed a report that includes a percentile ranking of the expense ratio of each Fund compared to the expense ratios of all funds in the applicable Morningstar category. They concluded that the expense ratio was a more meaningful comparison than the actual advisory fee because the Management Agreements have a “universal fee” structure where the Adviser pays substantially all of the expenses of each Fund and is compensated with a higher fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratio for each Fund was well below the mean, except that the Fixed Income Fund’s expense ratio was just slightly above the mean. The Trustees noted any voluntary fee waivers which were in effect during the

34

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

period and considered each, noting that in the case of the International Fund, Fixed Income Fund, and Municipal Income Fund, the Adviser permanently reduced its management fees effective May 1, 2013. They also reviewed the benefits to the Adviser of the “soft dollar” research it receives as a result of the Funds’ brokerage activity. The Trustees also discussed the profitability of each of the Funds to the Adviser, and a representative of the Adviser reported on the Adviser’s financial condition and current business environment. The Trustees, including the Independent Trustees, concluded that the Management Fee payable to each Fund is reasonable. The Board further considered whether the amount of profit realized by the Adviser is a fair entrepreneurial profit for the management of each Fund. The Trustees, including the Independent Trustees, concluded that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees next considered economies of scale. The Trustees considered that because the Funds were at or below Peer Group averages and in the 53rd percentile or below of expense ratios paid by other funds in each of their respective Morningstar categories, and given the size of the Funds and other data, that there were no excessive profits being derived from any of the Funds. The Trustees concluded that no breakpoints or additional fee reductions are necessary at this time.

The Trustees concluded that the performance of each Fund was acceptable, and while certain Funds may have performed below benchmarks, they believed that the Adviser has the experience and knowledge to achieve better relative performance for any underperforming Funds in the future. They concluded that the nature and extent of services provided by the Adviser continue to be high quality services, provided on a cost-effective basis, and that the services are consistent with the Board’s expectations. The Trustees also concluded that the Adviser has sufficient resources to provide, and had provided, high quality advisory services to the Funds. The Board agreed that that the fees paid pursuant to the Management Agreements were reasonable and that the fees earned by the Adviser were reasonable, considering the amount of time spent managing and excellent services provided to each of the Funds. The Trustees noted that the Adviser indicated that it would consider adding breakpoints or further fee reductions in the future as each of the Funds grow. It was the consensus of the Trustees, including the Independent Trustees, that renewal of each Management Agreement was in the best interests of the applicable Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

35

ADDITIONAL INFORMATION
June 30, 2014 – Unaudited

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

36

TRUSTEES AND OFFICERS
June 30, 2014 – Unaudited

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During Past Five Years
Interested Trustee
Timothy E. Johnson (72) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	Director, Kendle International, Inc. (2002 – 2011)
Independent Trustees
Ronald H. McSwain (71) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
John R. Green (72) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (48) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None
Dr. Jeri B. Ricketts (57) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

37

TRUSTEES AND OFFICERS
June 30, 2014 – Unaudited

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During Past Five Years
Officers
Jason O. Jackman (43) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (55) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (50) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (48) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (42) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

38

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee

Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of August 15, 2014, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3) Not applicable

(b) Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 8, 2014

By /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date September 8, 2014

* Print the name and title of each signing officer under his or her signature.